SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-42890)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 18   [X]
and
REGISTRATION STATEMENT (No. 811-6397)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 18 [X]
Fidelity California Municipal Trust II
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (           ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (X) on April 20, 1999 pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.

Fidelity's
CALIFORNIA MUNICIPAL
FUNDS

FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND
(fund number 097, trading symbol FCFXX)

SPARTAN(registered trademark) CALIFORNIA MUNICIPAL MONEY MARKET FUND (fund number 457, trading symbol FSPXX)

SPARTAN(registered trademark) CALIFORNIA MUNICIPAL INCOME FUND
(fund number 091, trading symbol FCTFX)

PROSPECTUS
APRIL 20, 1999

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

CONTENTS


FUND SUMMARY             3   INVESTMENT SUMMARY

                         4   PERFORMANCE

                         6   FEE TABLE

FUND BASICS              11  INVESTMENT DETAILS

                         10  VALUING SHARES

SHAREHOLDER INFORMATION  10  BUYING AND SELLING SHARES

                         17  EXCHANGING SHARES

                         17  ACCOUNT FEATURES AND POLICIES

                         20  DIVIDENDS AND CAPITAL GAINS
                             DISTRIBUTIONS

                         21  TAX CONSEQUENCES

FUND SERVICES            21  FUND MANAGEMENT

                         22  FUND DISTRIBUTION

APPENDIX                 22  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE. California Municipal Money Market Fund seeks as high a level of current income, exempt from federal and California state personal income tax, as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES.  Fidelity Management & Research
Company (FMR)'s principal investment strategies include:

(small solid bullet) Investing normally in municipal money market securities.
(small solid bullet) Investing at least 65% of total assets in municipal securities whose interest is exempt from California personal income tax.
(small solid bullet) Investing so that at least 80% of the fund's income distributions is exempt from federal income tax.
(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects. (small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS. The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.
(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.
(small solid bullet) GEOGRAPHIC CONCENTRATION.   Unfavorable political
or economic conditions within California can affect the credit quality of issuers located in that state.
(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT OBJECTIVE. Spartan California Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and California state personal income tax, as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. FMR's principal investment strategies include:

(small solid bullet) Investing normally in municipal money market securities.
(small solid bullet) Investing at least 65% of total assets in municipal securities whose interest is exempt from California personal income tax.
(small solid bullet) Investing so that at least 80% of the fund's income distributions is exempt from federal income tax.
(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects. (small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS. The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.
(small solid bullet) FOREIGN EXPOSURE.   Entities located in foreign
countries can be affected by adverse political, regulatory, market or economic developments in those countries.
(small solid bullet) GEOGRAPHIC CONCENTRATION.   Unfavorable political
or economic conditions within California can affect the credit quality of issuers located in that state.
(small solid bullet) ISSUER-SPECIFIC CHANGES.   A decline in the
credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT OBJECTIVE. Spartan California Municipal Income Fund seeks a high level of current income, exempt from federal and California state personal income tax.

PRINCIPAL INVESTMENT STRATEGIES. FMR's principal investment strategies include:

(small solid bullet) Investing normally in investment-grade municipal debt securities.
(small solid bullet) Investing so that at least 80% of the fund's income distributions is exempt from federal and California personal income taxes.
(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects. (small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers California Municipal Bond Index.
(small solid bullet) Allocating assets across different market sectors and maturities.
(small solid bullet) Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

PRINCIPAL INVESTMENT RISKS. The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) GEOGRAPHIC CONCENTRATION. Unfavorable political or economic conditions within California can affect the credit quality of issuers located in that state.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The following information illustrates the changes in the funds' performance from year to year and compares the bond fund's performance to the performance of a market index, an additional index and an average of the performance of similar funds over various periods of time. Data for the index for Spartan California Municipal Income is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

The returns in the chart do not include the effect of Spartan
California Municipal Money Market's account closeout fee. If the effect of the fee was reflected, returns would be lower than those shown.

CALIFORNIA MUNICIPAL MONEY
MARKET

Calendar Years              1989  1990  1991  1992  1993  1994  1995  1996  1997  1998

                            %     %     %     %     %     %     %     %     %     %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: nil

DURING THE PERIODS SHOWN IN THE CHART FOR CALIFORNIA MUNICIPAL MONEY MARKET, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING
[CALENDAR QUARTER], [MONTH] [DATE] [YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [MONTH]
[DATE][YEAR]).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR CALIFORNIA MUNICIPAL MONEY MARKET WAS __%.

SPARTAN CALIFORNIA MUNICIPAL
MONEY MARKET

Calendar Years                1990  1991  1992  1993  1994  1995  1996  1997  1998

                              %     %     %     %     %     %     %     %     %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: nil

DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [MONTH] [DATE][YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [MONTH] [DATE] [YEAR]).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET WAS __%.

SPARTAN CALIFORNIA MUNICIPAL
INCOME

Calendar Years                1989  1990  1991  1992  1993  1994  1995  1996  1997  1998

                              %     %     %     %     %     %     %     %     %     %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: nil

DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN CALIFORNIA MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING
[CALENDAR QUARTER], [MONTH] [DATE][YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [MONTH]
[DATE][YEAR]).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR SPARTAN CALIFORNIA MUNICIPAL INCOME WAS __%.

AVERAGE ANNUAL RETURNS

[The returns in the following table do not include the effect of the $5 account closeout fee for Spartan California Municipal Money
Market.] [The returns in the following table include the effect of the $5 account closeout fee based on average account size for Spartan
California Municipal Money Market.]

For the periods ended            Past 1 year  Past 5 years  Past 10 years/Life of fund
December 31, 1998

CA Municipal Money                %            %             %

Spartan CA Municipal Money        %            %             %A,B

Spartan CA Municipal Income       %            %             %

Lehman Bros. Muni. Bond Index     %            %             %

Lehman Bros. CA Muni. Bond        %            %             %
Index

Lipper CA Muni. Debt Funds Avg.   %            %             %


A Beginning January 1 of the first calendar year following the fund's commencement of operations.

B From January 1, 1990.

[If FMR had not reimbursed certain fund expenses during these periods, Spartan California Municipal Income's returns would have been lower.]

The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

The Lehman Brothers California Municipal Bond Index is a market value-weighted index of California investment-grade municipal bonds with maturities of one year or more.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of a fund. [The annual fund operating expenses provided below for [[the/each]fund/[Name(s) of Fund(s)]] are based on historical expenses, adjusted to reflect current fees.] [The annual fund operating expenses provided below for Spartan California Municipal Income do not reflect the effect of any [ expense reimbursements] [or] reduction of certain expenses] during the period.] [The annual fund operating expenses provided below for [[the/each]fund/[Name(s) of Fund(s)]] are based on historical expenses.]

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

Exchange fee for Spartan      $5.00A,B
California Municipal Money
Market only

Wire transaction fee for      $5.00 A
Spartan CA Municipal Money
Market only

Checkwriting fee, per check   $2.00 A
written for Spartan CA
Municipal Money Market only

Account closeout fee for      $5.00 A
Spartan CA Municipal Money
Market only

Annual account maintenance    $12.00
fee (for accounts under
$2,500)

ATHE FEES FOR INDIVIDUAL TRANSACTIONS ARE WAIVED IF YOUR ACCOUNT
BALANCE AT THE TIME OF THE TRANSACTION IS $50,000 OR MORE.

BYOU WILL NOT PAY AN EXCHANGE FEE IF YOU EXCHANGE THROUGH ANY OF
FIDELITY'S AUTOMATED EXCHANGE SERVICES.

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

CALIFORNIA MUNICIPAL MONEY    Management fee               %
MARKET

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               %

                              Total annual fund operating  %
                              expenses

SPARTAN CALIFORNIA MUNICIPAL  Management fee               %
MONEY MARKET

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               %

                              Total annual fund operating  %
                              expenses

SPARTAN CALIFORNIA MUNICIPAL  Management fee               %
INCOME

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               %

                              Total annual fund operating  %
                              expensesA

A Effective August 15, 1997, FMR has voluntarily agreed to reimburse Spartan California Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.53%. This arrangement will remain in effect through December 31, 1999.

[A portion of the brokerage commissions that certain funds pay is used to reduce each of those fund's expenses. In addition, on behalf of Spartan California Municipal Money Market, FMR has entered into arrangements with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses. Each of California Municipal Money Market and Spartan California Municipal Income has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including [these/this] reduction[s], the total fund operating expenses[, after reimbursement[for [Name(s) of fund(s) in reimbursement]],] would have been __% for [Fund Name] and __% for [Fund Name].]

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and if you leave your account open:

                                        Account open    Account closed

CALIFORNIA MUNICIPAL MONEY    1 year    $               $
MARKET

                              3 years   $               $

                              5 years   $               $

                              10 years  $               $

SPARTAN CALIFORNIA MUNICIPAL  1 year    $               $
MONEY MARKET

                              3 years   $               $

                              5 years   $               $

                              10 years  $               $

SPARTAN CALIFORNIA MUNICIPAL  1 year    $               $
INCOME FUND

                              3 years   $               $

                              5 years   $               $

                              10 years  $               $

FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE:

CALIFORNIA MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal and California state personal income tax, as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

FMR normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from California personal income tax and invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal income tax. Municipal securities whose interest is exempt from federal and California income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to California personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity and income.

INVESTMENT OBJECTIVE:

SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and California state personal income tax, as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

FMR normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from California personal income tax and invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal income tax. Municipal securities whose interest is exempt from federal and California income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to California personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity and income.

INVESTMENT OBJECTIVE:

SPARTAN CALIFORNIA MUNICIPAL INCOME FUND seeks a high level of current income, exempt from federal and California state personal income tax.

PRINCIPAL INVESTMENT STRATEGIES:

FMR normally invests the fund's assets in investment-grade municipal debt securities.

FMR normally invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal and California personal income taxes. Municipal securities whose interest is exempt from federal and California income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to California personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation and utilities.

FMR uses the Lehman Brothers California Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of February 28, 1999, the dollar-weighted average maturity of the fund and the index was approximately __ and __ years, respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES:

MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper and municipal notes.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

PRINCIPAL INVESTMENT RISKS:

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in California the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market funds' yields will change daily based on interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance.

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. The fund's reaction to these events will be affected by the types and maturities of the securities in which the fund invests and the financial condition, industry and economic sector, and geographic location of an issuer and the fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect a fund's performance:

MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

INTEREST RATE CHANGES. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the issuer may not be available and unfavorable political, economic or governmental developments could affect the value of the security.

GEOGRAPHIC CONCENTRATION. California suffered a severe economic recession between 1990-1993 which resulted in revenue shortfalls for the State and many local governments.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund may distribute income subject to federal or California state personal income tax.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

CALIFORNIA MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal and California state personal income tax, as is consistent with the preservation of capital. The fund will normally invest so that at least 80% of its income distributions are free from federal income tax.

SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and California state personal income tax, as is consistent with the preservation of capital by investing in high-quality, short-term California municipal obligations. The fund will normally invest so that at least 80% of its income distributions are exempt from federal income tax.

SPARTAN CALIFORNIA MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal and California state personal income tax, available from investing primarily in municipal securities judged by FMR to be of investment-grade quality. The fund may invest up to one-third of its assets in lower-quality bonds, but may not purchase bonds that are judged by FMR to be equivalent quality to those rated lower than B. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and California state personal income taxes. During periods when FMR believes that California municipals that meet the fund's standard are not available, the fund may temporarily invest more than 20% of its assets in obligations that are only federally tax-exempt.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product and service information, please use the following Web site and phone numbers:

(small solid bullet) For information over the Internet, visit
Fidelity's Web site at www.fidelity.com.

(small solid bullet) For accessing account information automatically by phone, use TouchTone Xpress(registered trademark), 1-800-544-5555.

(small solid bullet) For exchanges and redemptions, 1-800-544-7777.

(small solid bullet) For account assistance, 1-800-544-6666.

(small solid bullet) For mutual fund and retirement information, 1-800-544-8888.

(small solid bullet) For brokerage information, 1-800-544-7272.

(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

You may buy or sell shares of the funds through an investment professional. If you invest through an investment professional, the procedures for buying, selling and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS

TO OPEN AN ACCOUNT

for California Municipal Money Market  $5,000

for Spartan CA Municipal Money Market  $25,000

for Spartan California Municipal Income  $10,00

TO ADD TO AN ACCOUNT

for California Municipal Money Market  $250

Through regular investment plans  $100

for Spartan CA Municipal Money Market  $1,000

Through regular investment plans  $500

for Spartan California Municipal Income  $1,000

Through regular investment plans  $500

MINIMUM BALANCE

for California Municipal Money Market  $2,000

for Spartan CA Municipal Money Market  $10,000

for Spartan California Municipal Income  $5,000

There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory ServicesSM or a qualified state tuition program.

In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE 1-800-544-7777         TO OPEN AN ACCOUNT
                             (small solid bullet)Exchange
                             from another Fidelity fund.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet)Exchange
                             from another Fidelity fund.
                             (small solid bullet)Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.

INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT
                             (small solid bullet)Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet)Exchange
                             from another Fidelity fund.
                             (small solid bullet)Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770001 CINCINNATI,  (small solid bullet)Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet)Make your
                             check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.
                             (small solid bullet)Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet)Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet)Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet)Call
                             1-800-544-7777 to set up
                             your account and to arrange
                             a wire transaction.
                             (small solid bullet)Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033, Account #
                             00163053.
                             (small solid bullet)Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet)Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.
                             (small solid bullet)Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet)Not
                             available.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet)Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.
                             (small solid bullet)Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.

SELLING SHARES

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the last 30 days;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your California Municipal Money Market shares, leave at least $2,000 worth of shares in the account to keep it open, except accounts not subject to account minimums. If you are selling some but not all of your Spartan California Municipal Money Market shares, leave at least $10,000 worth of shares in the account to keep it open, except accounts not subject to account minimums. If you are selling some but not all of your Spartan California Municipal Income shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of a fund.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE 1-800-544-7777        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.
                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.
                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.

INTERNET WWW.FIDELITY.COM   (small solid bullet)Exchange
                            to another Fidelity fund.
                            (small solid bullet)Use
                            Fidelity Money Line to
                            transfer to your bank account.

MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.
                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.

IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.
                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.

AUTOMATICALLY               (small solid bullet) Use
                            Fidelity Automatic Exchange
                            Service to exchange from
                            California Municipal Money
                            Market to another Fidelity
                            fund.
                            (small solid bullet)Use
                            Personal Withdrawal Service
                            to set up periodic
                            redemptions from your bond
                            fund account.

CHECK                       (small solid bullet) Write a
                            check to sell shares from
                            your account.

EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) You may pay a $5.00 fee for each exchange out of Spartan California Municipal Money Market, unless you place your transaction through Fidelity's automated exchange services.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Currently, there is no limit on the number of exchanges out of California Municipal Money Market.

(small solid bullet) Spartan California Municipal Money Market and Spartan California Municipal Income may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.

(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the funds.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY AUTOMATIC ACCOUNT
BUILDER TO MOVE MONEY FROM
YOUR BANK ACCOUNT TO A
FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES
$100 for CA Municipal Money    Monthly or quarterly    (small solid bullet) To set
Market. $500 for Spartan CA                            up for a new account,
Municipal Money Market and                             complete the appropriate
Spartan CA Municipal Income                            section on the fund
                                                       application.
                                                       (small solid bullet) To set
                                                       up for existing accounts,
                                                       call 1-800-544-6666 or visit
                                                       Fidelity's Web site for an
                                                       application.
                                                       (small solid bullet) To make
                                                       changes, call 1-800-544-6666
                                                       at least three business days
                                                       prior to your next scheduled
                                                       investment date.

DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.A

MINIMUM                        FREQUENCY               PROCEDURES
 $100 for CA Municipal Money   Every pay period        (small solid bullet) To set
Market.  $500 for Spartan CA                           up for a new account, check
Municipal Money Market and                             the appropriate box on the
Spartan CA Municipal Income                            fund application.
                                                       (small solid bullet) To set
                                                       up for an existing account,
                                                       call 1-800-544-6666 or visit
                                                       Fidelity's Web site for an
                                                       authorization form.
                                                       (small solid bullet) To make
                                                       changes you will need a new
                                                       authorization form. Call
                                                       1-800-544-6666 or visit
                                                       Fidelity's Web site to
                                                       obtain one.

A BECAUSE BOND FUND SHARE
PRICES FLUCTUATE, THAT FUND
MAY NOT BE AN APPROPRIATE
CHOICE FOR DIRECT DEPOSIT OF
YOUR ENTIRE CHECK.

FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES
 $100 for CA Municipal Money   Monthly, bimonthly,     (small solid bullet) To set
Market.  $500 for Spartan CA   quarterly, or annually  up, call 1-800-544-6666
Municipal Money Market and                             after both accounts are
Spartan CA Municipal Income                            opened.
                                                       (small solid bullet) To make
                                                       changes, call 1-800-544-6666
                                                       at least three business days
                                                       prior to your next scheduled
                                                       exchange date.


PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR BOND
FUND ACCOUNT TO YOU OR TO
YOUR BANK ACCOUNT.

FREQUENCY                            PROCEDURES
Monthly                              (small solid bullet) To set
                                     up, call 1-800-544-6666.
                                     (small solid bullet) To make
                                     changes, call Fidelity at
                                     1-800-544-6666 at least
                                     three business days prior to
                                     your next scheduled
                                     withdrawal date.

OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

(small solid bullet) There may be a $5.00 fee for each wire purchase for Spartan California Municipal Money Market.

(small solid bullet) There may be a $5.00 fee for each wire redemption for Spartan California Municipal Money Market.

FIDELITY MONEY LINE
TO TRANSFER MONEY BY PHONE BETWEEN YOUR BANK ACCOUNT AND YOUR FUND
ACCOUNT.

(small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.

(small solid bullet) Most transfers are complete within three business days of your call.

(small solid bullet) Maximum purchase: $100,000

FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.

CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION. (small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) For access to research and analysis tools.

FIDELITY WEB XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) To obtain quotes;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.

TOUCHTONE XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.

CALL 1-800-544-5555.
(small solid bullet) For account balances and holdings;

(small solid bullet) For mutual fund and brokerage trading;

(small solid bullet) To obtain quotes;

(small solid bullet) To review orders and mutual fund activity; and

(small solid bullet) To change your personal identification number
(PIN).

CHECKWRITING
TO REDEEM SHARES FROM YOUR ACCOUNT.

(small solid bullet) To set up, complete the appropriate section on the application.

(small solid bullet) All account owners must sign a signature card to receive a checkbook.

(small solid bullet) You may write an unlimited number of checks.

(small solid bullet) Minimum check amount: $500.

(small solid bullet) Do not try to close out your account by check.

(small solid bullet) To obtain more checks, call Fidelity at 1-800-544-6666.

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your ACCOUNT BALANCE falls below $2,000 for California Municipal Money Market or $10,000 for Spartan California Municipal Money Market or $5,000 for Spartan California Municipal Income (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed and, for Spartan California Municipal Money Market, the $5.00 account closeout fee will be charged.

The FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:

(small solid bullet) The $2.00 checkwriting fee will be deducted from your account.

(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.

(small solid bullet) The $5.00 wire transaction fee will be deducted from the amount of your wire.

(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires.

Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions.

The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gains distributions in April and December.

Distributions you receive from each money market fund consist primarily of dividends. Each money market fund normally declares dividends daily and pays them monthly.

EARNING DIVIDENDS

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gains distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. (bond fund only) Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital gains distributions, if any, will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in a fund could have tax consequences for you.

TAXES ON DISTRIBUTIONS. Each fund seeks to earn income and pay dividends exempt from federal income tax and California personal income tax.

A portion of each fund's income, and the dividends you receive, may be subject to federal and state income taxes. Each fund's income may be subject to the federal alternative minimum tax. Each fund may also realize taxable income or gains on the sale of municipal bonds and may make taxable distributions.

For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income. Each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital will generally not be taxable to you, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

TAXES ON TRANSACTIONS. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of __, [[month] [day] [year], FMR had approximately $__ billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, is an affiliate of FMR and serves as sub-adviser for California Municipal Money Market and Spartan California Municipal Money Market. As of [month][day][year]], FIMM had approximately $____ in discretionary assets under management. FIMM is primarily responsible for choosing investments for the money market funds.

Beginning January 1, 1999, FIMM will serve as sub-adviser and be primarily responsible for choosing investments for Spartan California Municipal Income. FIMM is an affiliate of FMR. As of [month][day][year]], FIMM had approximately $____ in discretionary assets under management.

A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.

Christine Thompson is vice president and manager of Spartan California Municipal Income, which she has managed since July 1998. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms.
Thompson has worked as a senior analyst and portfolio manager.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Each fund pays a management fee to FMR.

The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Spartan California Municipal Money Market with limited exceptions.

Spartan California Municipal Money Market's annual management fee rate is 0.50% of its average net assets.

For California Municipal Money Market and Spartan California Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For February 28, 1999, the group fee rate was __% for California
Municipal Money Market and Spartan California Municipal Income. The individual fund fee rate is 0.25% for California Municipal Money
Market and 0.25% for Spartan California Municipal Income.

The total management fee for the fiscal year ended February 28, 1999, was __% of the fund's average net assets for California Municipal
Money Market and __% [ after reimbursement,] of the fund's average net assets for Spartan California Municipal Income.

FMR pays FIMM for providing assistance with investment advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which in the case of certain funds, may be terminated by FMR at any time, can decrease a fund's expenses and boost its performance.

[As of ____, approximately __% and __% of[name of fund]'s total outstanding shares, respectively, were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]].

FUND DISTRIBUTION

FDC distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by ______, independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's Annual Report. A free copy of each Annual Report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.

The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS, 811-3725 AND 811-6397

Spartan, Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, TouchTone Xpress, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Express+, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services are service marks of FMR Corp.

____________. CMS-pro-0499

FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND
AND
SPARTAN(registered trademark) CALIFORNIA MUNICIPAL MONEY MARKET FUND FUNDS OF CALIFORNIA MUNICIPAL TRUST II

SPARTAN(registered trademark) CALIFORNIA MUNICIPAL INCOME FUND
A FUND OF FIDELITY CALIFORNIA MUNICIPAL TRUST

STATEMENT OF ADDITIONAL INFORMATION

   APRIL 20, 1999

   This Statement of Additional Information (SAI) is not a prospectus. Portions of the funds' Annual Report are incorporated herein. The
Annual Report is supplied with this SAI.

   To obtain a free additional copy of the Prospectus, dated April 20, 1999, or an Annual Report, please call Fidelity(registered trademark)
at 1-800-544-8544 or visit Fidelity's W    eb site at
www.fidelity.com.

TABLE OF CONTENTS               PAGE

Investment Policies and         18
Limitations

Special Considerations          12
Regarding California

Special Considerations          27
Regarding Puerto Rico

Portfolio Transactions          28

Valuation                       31

Performance                     32

Additional Purchase, Exchange   42
and Redemption Information

Distributions and Taxes

Trustees and Officers           43

Control of Investment Advisers  43

Management Contracts            34

Distribution Services           51

Transfer and Service Agent      51
Agreements

Description of the Trusts       52

Financial Statements            53

Appendix                        53


       CMS   -ptb-    0499

   ____________

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET
FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive
order issued     by the Securities and Exchange Commission or as
otherwise permitted under the Investment Company Act of 1940;

   (3    ) make short sales of securities (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold);

   (4    ) purchase any securities on margin;

(5) borrow    mone    y, except that the fund may borrow money for
temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three business days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(6) u   nderwr    ite securities issued by others, except to the
extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(7)    p    urchase the securities of any issuer (other than
securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

   (    8) purchase or sell real estate, but this shall not prevent the fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

   (9) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

(1   0) len    d any security or make any other loan if, as a result,
more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements); or

   (11    ) invest in oil, gas or other mineral exploration or
development programs.

   (1    2) The fund may, notwithstanding any other fundamental
investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE
CHANGED WITHOUT SHAREHOLDER APPROVA   L.

   (i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market
fun    ds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

   (ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitatio   n (5))    . The fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(iii) The fu   nd does not     currently intend to purchase any
security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (iv    ) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

   (    v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the fund.

   For     purposes of limitations:(1), (7) and (i), FMR identifies
the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing
the se   curit    y.

Fo   r purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with
industry standard requiremen    ts for money market funds.

With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it
would consider appropriate steps to protect liquidi   ty.

   INVESTMENT LIMITATIONS OF SPARTAN CALIFORNIA MUNICIPAL MONEY
MARKET FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) purchase of securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

   (3) b    orrow money, except that the fund may borrow money for
temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(   4    ) underwrite securities issued by others (except to the
extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(   5    ) purchase the securities of any issuer (other than
securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities; or

   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market
fun    ds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse
repurchase agreements with any party (reverse repurchase    agreements
are trea    ted as borrowings for purposes of fundamental investment
limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limita   ti    ons (1), (5) and (i), FMR identifies
the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing
the    sec    urity.

   For purposes of limitation (i) , certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

   With resp    ect to limit (v), if through a change in values, net
assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

INVESTMENT LIMITATIONS OF SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemtive
order issue    d by the Securities and Exchange Commission or as
otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

   (4    ) purchase the securities of any issuer (other than
securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For pur   p    oses of limitations (1), (4) and (i), FMR identifies
the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   F    or the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options
Transactions" on page 7.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or u se all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to
transactions involving affiliated financial institu   tions    .

   ASSET-BACKED SECURITIES represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities
provid    ing the credit enhancement. In addition, these securities
may be subject to prepayment    risk.

   BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund
make    s additional investments while borrowings are outstanding, this may be considered a form of leverage.

   CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

   CENTRAL CASH FUNDS are money market funds managed by FMR or its
affiliates that seek to earn a high level of current income (    free
from federal income tax in the case of a municipal money market fund)
while maintaining a stable $1.00 share price.    The funds comply with
industry-standard requirements for money market funds regarding the
quality, maturity and diversification of     their investments.

       DOLLAR-WEIGHTED AVERAGE MATURITY    is derived by multiplying
the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

   For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to
be t    he number of days to the announced call date of the bonds.

F   UTU    RES AND OPTIONS. The following paragraphs pertain to
futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call
   Options.

       COMBINED POSITIONS    involve purchasing and writing options in
combination with each other,     or in combination with futures or
forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures
contracts a   r    e based on specific securities, such as U.S.
Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSA   CTIO    NS. Each bond fund
has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading
Commission (CFTC) and the National Futures    Association, which
regulate trading in the futures markets. The funds intend to comply
with Rule 4.5 under the Commodity Exchange A    ct, which limits the
extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the bond fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

       ILLIQUID SECURITIES    cannot be sold or disposed of in the
ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and
obligations of the     security).

INDE   XED S    ECURITIES are instruments whose prices are indexed to
the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

   INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by
Moody's Investors Service, Standard & Poor's, Duff & Phelps C    redit
Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and
rep   aym    ent of principal, or may be in default. These securities
are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may
follow periods of rising interest rat   es.

   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity
of lower-q    uality debt securities and the ability of outside
pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MON   EY MARKET SECURITIES are high-quality, short-term obligations.
Money market securities may be structured to be, or may employ a
t    rust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be
used to enhance price stability.    If a     structure fails to
function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues
presented by    cert    ain structured securities. Future tax or other
regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

       MUNICIPAL INSURANCE.    A municipal bond may be covered by
insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

   Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

   Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

   Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

   FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect
principal from the insurer     when the municipal bond matures, or in
connection with a mandatory sinking fund redemption.

   PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

   Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

   Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.

   Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investor Service and "AAA" by Standard &
Poor's.

   Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

   Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds
insured b    y MBIA Insurance Corp. are rated "Aaa" by Moody's
Investor Service and "AAA" by Standard & Poor's.

MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis.
Non-appropriation c   lauses free the issuer from debt issuance
limitations. If a municipality stops making payments or transfers its
obligations to a private entity,     the obligation could lose value
or become taxable.

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income
tax exemption for interest on mu   nicipal securities are introduced
before Congress from time to time. Proposals also may be introduced before the California legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would
reevaluate the fund's investment objectives and     policies.
Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to
maintain a stable net asset value per share (   NAV).

        HOUSING.        Housing revenue bonds are generally issued by
a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and
r   egulations.

       P   UT FEATURES entitle the holder to sell a security back to
the issuer or a third party at any time or at specified intervals. In
exchange for this be    nefit, a fund may accept a lower interest
rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender
options are types of put f   eatures.

       REFUNDING CONTRACTS.    Securities may be purchased on a
when-issued basis in connection with the refinancing of an issuer's
ou    tstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts
generally provide for payment of liquidated damages to th   e issuer.
A     purchaser may secure its obligations under a refunding contract
by depositing collateral or a letter of credit e   qua    l to the
liquidated damages provisions of the refunding contract.

   REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found
satisfactory     by FMR.

RESTRICTED SEC   URITIES are subject to legal restrictions on their
sale. Difficulty in selling securities may result in a loss or be
costly to a fund. Restricted se    curities generally can be sold in
privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered
public offering. Where registration is required,    the ho    lder of
a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If,
during such a period, adverse market conditions were to dev   elop,
the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

   REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or
brok    er-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions
ma   y     increase fluctuations in the market value of fund assets
and a fund's yield and may be viewed as a form of leverage.

       SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    Issuers may employ
various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the credit or liquidity enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

TEMPORAR   Y DEFENSIVE POLICIES. Each fund reserves the right to
invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

WHEN-ISSU   ED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a
commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

   When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

   A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in
capital gains or los    ses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CALIFORNIA

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by a fund. Obligations of the state or local governments may also be affected by budgetary pressures affecting the State of California (the State) and economic conditions in the State. Interest income to a fund could also be adversely affected. The following discussion highlights only some of the more significant financial trends and problems, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State, its agencies, or instrumentalities, as available as of the date of this SAI. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHANGES AND APPROPRIATIONS

LIMITATION ON PROPERTY TAXES. Certain obligations held by the funds may be obligations of issuers that rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of local governments and districts are limited by
Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Proposition 13 limits to 1% of full cash value the rate of AD VALOREM property taxes on real property and generally restricts the increase in taxes upon reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975 if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

Article XIIIA prohibits local governments from raising revenues through AD VALOREM property taxes above the 1% limit; it also requires voters of any government unit to give 2/3 approval to levy any "special tax." However, court decisions allowed non-voter-approved levies of "general taxes" which were not dedicated to a specific use.

LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994, must be approved by a majority vote within two years.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges," defined for purposes of
Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property-related service." All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property-related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property-related" for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges, or other fees to the extent that such proceeds exceed the cost of providing the product or service; but " proceeds of taxes" for local governments exclude most State subventions. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are: (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters; (2) appropriations arising from certain emergencies declared by the Governor; (3) appropriations for certain capital outlay projects; and (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. For the 1990-91 fiscal year, each unit of government has recalculated its appropriations limit by taking the actual 1986-87 limit and applying the Proposition 111 annual adjustments forward to 1990-91. This was expected to raise the limit in most cases.

Under Proposition 111, "excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school and community college districts (collectively, K-14 districts) and the other 50% is to be refunded to taxpayers.

In the years immediately following enactment, very few California governmental entities operated near their appropriations limit. In the mid-to-late 1980's, many entities were at or approaching their limit, and several successfully obtained voter approval for four-year waivers of the limit. Since Proposition 111, the appropriations limit has again ceased to be a practical limit on California governments, but this condition may change in the future. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.138 billion, which was returned to taxpayers. Since that time, appropriations subject to limitation were under the State limit. The 1996-97 Budget provided for State appropriations more than $7.0 billion under the limit for fiscal year 1996-97.

OBLIGATIONS OF THE STATE OF CALIFORNIA

As of January 1, 1998, the State had approximately $18.6 billion of general obligation bonds outstanding (including $986 million of commercial paper notes which were intended to be refinanced by future bond sales), and $6.9 billion remained authorized but unissued. In addition, the State had outstanding lease-purchase obligations, payable from the State's General Fund, of approximately $6.4 billion, and $1.4 billion authorized and unissued. State voters approved about $6.4 billion of new bonds in two elections in 1996. Of the State's outstanding general obligation debt, approximately 21% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the General Fund for debt service payments). In fiscal year 1996-97, debt service on general obligation bonds and lease-purchase debt was approximately 5.0% of General Fund revenues. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations when due.

ECONOMY

The State's economy is the largest among the 50 states and one of the largest in the world. The State's population grew by 27% in the 1980s and, at over 32 million, it now represents over 12% of the total U.S. population. Total personal income in the State, at an estimated $810 billion in 1996, accounts for more than 12% of all personal income in the nation. Total employment in 1995 was over 14 million, the majority of which is in the service, trade, and manufacturing sectors.

From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth has occurred since the start of 1994; pre-recession job levels were reached in early 1996. Unemployment, while higher than the national average, came down significantly from the January 1994 peak of 10%. Economic indicators show a steady recovery underway in California since the start of 1994 particularly in export-related industries, high technology manufacturing and services, construction, entertainment and tourism. The Asian economic difficulties may have some dampening effect on the state's economy. Any delay or reversal of the economic recovery may cause a recurrence of revenue shortfalls for the State.

RECENT STATE FINANCIAL RESULTS

The principal sources of State General Fund revenues in 1996-97 were the California personal income tax (47% of total revenues), the sales tax (34%), bank and corporation taxes (12%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the SFEU), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession starting in 1990-91, the SFEU has not had a significant positive balance in this decade until the 1996-97 Fiscal Year. It is projected to be less than one-half of one percent of General Fund revenues in 1997-98 and 1998-99.

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a 2/3 vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

Since the start of fiscal year 1990-91 until fiscal year 1995-96, the State faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will continue in future years; in particular, it is anticipated that there will be a need to increase capital and operating costs of the correctional system in response to a "Three Strikes" law enacted in 1994 which mandates life imprisonment for certain felony offenders.

RECENT BUDGETS. As a result of these factors, among others, from the late 1980s until 1992-93 the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. For several years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, (although not all these actions were taken in each year):

(small solid bullet) significant cuts in health and welfare program expenditures;

(small solid bullet) transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

(small solid bullet) transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

(small solid bullet) reduction in growth of support for higher education programs, coupled with increases in student fees;

(small solid bullet) revenue increases (particularly in the fiscal year 1991-92 budget), most of which were for a short duration;

(small solid bullet) increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State
Administration had requested); and

(small solid bullet) various one-time adjustment and accounting changes.

The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results, with revenues equaling or exceeding expenditures starting in fiscal year 1992-1993. As a result, the accumulated budget deficit of about $2.8 billion was eliminated by June 30, 1997, when the State showed a positive balance of about $408 million, on a budgetary basis, in the SFEU.

A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April, 1996.

The 1995-96 and 1996-97 Budget Acts reflected significantly improved financial conditions, as the State's economy recovered and tax revenues soared above projections. Over the two years, revenues averaged about $2 billion higher than initially estimated. Most of the additional revenues were allocated to school funding, as required by Proposition 98, and to make up shortfalls in federal aid for health and welfare costs and costs of illegal aliens. The budgets for both these years showed strong increases in funding for K-14 public education, including implementation of initiatives to reduce class sizes for lower elementary grades to not more than 20 pupils. Higher education funding also increased. Spending for health and welfare programs was kept in check, as previously-implemented cuts in benefit levels were retained.

The final results for fiscal year 1996-97 showed General Fund revenues of $49.2 billion and expenditures of $48.9 billion. The improved revenues allowed the repayment of the last of the recession-induced budget deficits; the SFEU had a balance of $408 million on a budgetary basis ($281 million on a cash basis) as of June 30, 1997, the first significant positive balance in the decade. In 1996-97, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes which matured on June 30, 1997, and did not require any external borrowing over the end of the fiscal year.

Fiscal Year 1997-98 Budget. With continued strong economic recovery and surging tax receipts, the State entered the 1997-98 Fiscal Year in the strongest financial position in the decade. However, in May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the expected additional revenues for the fiscal year.

On August 18, 1997, the Governor signed the 1997-98 Budget Act. The Budget Act assumes General Fund revenues and transfers of $52.5 billion, and contains expenditures of $52.8 billion. As a result, the budget reserve (SFEU) is reduced to an estimated $112 million at June 30, 1998. The Budget Act also contains $14.4 million of Special Fund expenditures. Following enactment of the Budget Act, the State plans to carry out its normal annual cash flow borrowing, totaling $3.0 billion to mature June 30, 1998.

The 1997-98 Budget Act provides another year of rapidly increasing funding for K-14 public education. Total General Fund support will reach $5,150 per pupil, more than 20% higher than the recession-period levels which were in effect as late as fiscal year 1993-94. The $1.75 billion in new funding will be spent on class size reduction and other initiatives, as well as fully funding growth and cost of living increases. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. These included additional assistance to local governments, state employee raises, and funding of a bond bank.

Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," to become effective January 1, 1998, will emphasize programs to bring aid recipients into the workforce. As required by federal law, new time limits will be placed on receipt of welfare aid. Grant levels for 1997-98 remain at the reduced, prior years' levels.

Although, as noted, the 1997-98 Budget Act projects a budget reserve in the SFEU of $112 million on June 30, 1998, the General Fund fund balance on that date also reflects $1.25 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. the 1997-98 Budget Act contained a $200 million appropriation from the General Fund toward this settlement.

Updated figures from the Department of Finance, released in early January, 1998, project both revenues and expenditures will be higher in 1997-98 than estimated when the Budget Act was passed, reflecting continued strong economic activity. The Department projects the SFEU at June 30, 1998 will be approximately $329 million.

PROPOSED 1998-99 FISCAL YEAR BUDGET. The Governor released his proposed FY 1998-99 Budget on January 9, 1998. It projected General Fund revenues and transfers of $55.4 billion, an increase of almost 5% over 1997-98. Revenue losses due to tax cuts enacted in late 1997 were expected to be offset by higher capital gains realizations. The Governor proposed expenditures of $55.4 billion, also an almost 5% increase from the prior year. The Governor's Budget proposes significant additional funding for K-12 schools under Proposition 98, as well as additional funding for higher education, with a proposed reduction of college student fees. State and federal funds will be used in the new CalWORKS welfare program, with projections of a fourth consecutive year of caseload decline. The Governor has proposed a large capital expenditure program, focusing on schools and universities, but also including corrections, environmental and general government projects. These proposals would require approval of almost $10 billion of new general obligation bonds over the next six years. All of the Governor's proposals will be reviewed by the Legislature as part of the annual budget process.

The State's financial difficulties for the past budget years and other factors noted above will result in continued pressure upon almost all local governments, especially those which depend on State aid, such as school districts and counties. While recent budgets included both permanent tax increases and actions to reduce costs of state government over the longer term, the Governor and other analysts have noted that structural imbalances still exist, and there can be no assurance that the State will not face budget gaps in the future.

The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which are currently assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "AA-" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the state of California, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.

OBLIGATIONS OF OTHER CALIFORNIA ISSUERS

STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the State's Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies; the reallocation of certain State revenues to local agencies; and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund totaled approximately $36.6 billion in fiscal year 1996-97 (over 70% of General Fund expenditures) and has been budgeted at $38.8 billion for fiscal year 1997-98, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.8 billion of annual property tax revenues to school districts, representing reversal of the post-Proposition 13 "bailout" aid.

Legislation enacted in late 1997 provides for the State to take over financial responsibility for funding trial courts throughout the State. This is estimated to save counties and cities a total of over $350 million annually.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of counties both rural and urban, have indicated that their budgetary condition is extremely serious. At the start of fiscal year 1995-96, Los Angeles County ("L.A. County") the largest county in the State, was forced to impose significant cuts in services and personnel, particularly in the health care system, in order to balance its budget. L.A. County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means. A school district (Richmond Unified) filed for protection under bankruptcy laws several years ago, but the petition was later dismissed; other school districts have indicated financial stress, although none has threatened bankruptcy.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKS system on local governments is still unknown.

ASSESSMENT BONDS. Municipal obligations which are assessment bonds or Mello-Roos bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

CALIFORNIA LONG-TERM LEASE OBLIGATIONS. Certain State long-term lease obligations, though typically payable from the General Fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Several years ago the Richmond Unified School District (District) entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders. One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court upheld the validity of the District's lease, and the case has been settled. However, any future judgment in a similar case against the position taken by the Trustee may have implications for lease transactions of a similar nature by other State entities.

OTHER CONSIDERATIONS. The repayment of Industrial Development Securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Health Care and Hospital Securities may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by State redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (for example, because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on State tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by State voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of Tax Allocation Securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

Substantially all of the State is within an active geologic region subject to major seismic activity. Any California municipal obligation held by the fund could be affected by an interruption of revenues because of damaged facilities or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution (described briefly above), the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and the cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these provisions, or the outcome of any pending litigation with respect to those provisions on State obligations held by the fund or on the ability of the State or local governments to pay debt service on such obligations. Legislation has been or may be introduced (either in the State Legislature or by initiative) which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted, or if enacted, how it would affect California municipal obligations. It is also not presently possible to predict the extent of future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such California municipal obligations in light of future fiscal circumstances.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the
"Commo   nw    ealth" or "Puerto Rico"), and is based on information
drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available
documents, but is not aware of any f   act that w    ould render such
information materially inaccurate.

The economy of Puerto Rico is fu   lly     integrated with that of the
United States. In fiscal 1997, trade with the United States accounted
for approximately    88    % of Puerto Rico's exports and
approximately 62% of its imports. In this regard, in fiscal 1997
Puerto Rico experienced a $   2.7     billion positive adjusted
merchandise trade balance.

Since    fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1997, aggregate personal income was $32.1 billion ($30.0 billion in 1992 prices) and personal per capita income was $8,509 ($7,957 in 1992 prices). Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices).

   Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five-year period from fiscal 1993 through
fiscal 199    7. Almost every sector of the economy participated, and
record levels of employment were achieved. Factors behind the
continued expansion included    Government-sponso    red economic
development programs, periodic declines in the exchange value of the
U.S. dollar, i   ncreases in th    e level of federal transfers, and
the relatively low cost of borrowing funds during the peri   od.

   A    v   erage employment increased from 999,000 in fiscal 1993 to
1,128,300 in fiscal 1997. Unemployment, although at relatively low historical levels, remains above the U.S. average. Average unemployment decreased from 16.8% in fiscal 1993 to 13.1% in fiscal
199    7.

Manufacturing is the largest sector in th   e economy accounting for
$19.8 billion or 41.2% of gross domestic product in fiscal 1997. The manufacturing sector employed 153,273 workers as of March 1997. Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development. In the last two decades industrial development has tended to be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, and electrical products over the last decade. The service sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people. In fiscal 1997, the service sector generated $18.4 billion in gross domestic product or 38.2% of the total. Employment in this sector grew from 467,000 in fiscal 1993 to 551,000 in fiscal 1997, a cumulative increase of 17.8%. This increase was greater than the 12.9% cumulative growth in employment over the same period providing 48% of total employment. The Government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1997, the Government accounted for $5.2 billion of Puerto Rico's gross domestic product and provided 10.9% of the total employment. The construction industry has experienced real growth since fiscal 1987. In fiscal 1997, investment in construction rose to $4.7 billion, an increase of 14.7% as compared to $4.1 billion for fiscal 1996. Tourism also
contributes significantly to the island economy, accou    nting for
$2.0 billion of gross domestic product in fiscal 1997.

The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing Government-imposed regulatory restraints.

The Ne   w Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline and cogeneration facilities described below and the construction of a light rail system
for the San Juan m    etropolitan area.

The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on
the island from 8,415 in fiscal 1992 to 1   0,877     at the end of
fiscal 1997 and to a projected 11,972 by the end of fiscal 1998.

The New Economic Model also seeks to redu   ce the size of the
Government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain Governmental operations and sold a number of its assets to private parties. Among these are: (i) the Government sold the assets of the Puerto Rico Maritime Authority; (ii) the Government executed a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company; (iii) the Aqueducts and Sewer Authority executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; (iv) the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of 800 megawatts) will be constructed; (v) the Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (vi) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vii) the Government is in the process of transferring to local sugar cane growers certain sugar processing facilities; (viii) the Government sold two hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; and (ix) the Government has announced its intention to sell the Puerto Rico Telephone Company and is currently involved in the sale process.

One of the goals of the Ros   sello administration is to change Puerto
Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering 61 municipalities out of a total of 78 on the island. It is expected that 11 municipalities will be added by the end of fiscal 1998 and 5 more by the end of fiscal 1999. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of December 31, 1997, over 1.1 million persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal 1998 of approximately $672 million. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government sold six health facilities to private companies and is currently in negotiations with other private companies for the sale of thirteen health facilities to such companies.

One of the    factors assisting the development of the manufacturing
sector in Puerto Rico has been the federal and Commonwealth tax incentives available, particularly those under the Puerto Rico
Industrial Incentives Program and Sections 30A and 936 of the Internal Revenue Code 1986, as amended (the "Code").

   Since 1948, Puerto Rico has promulgated various industrial incentives laws designed to stimulate industrial investment. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Law").
    The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7%. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Law also provides
various special deductions designated to     stimulate employment and
productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Ta   x Incentives Law, companies are able to repatriate
or distribute their profits free of tollgate taxes. In addition, passive income derived from designated investments will continue to be fully exempt from income and municipal license taxes. Individual shareholders of an exempted business will be allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders
during the exe    mption period will be subject to a 4% income tax
rate.

For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the
"economic ac   tivity limitation", also known as the "wage credit
limitatio    n"). As a result of amendments incorporated in the Small
Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996
Amendments"), the tax cr   edit, as described belo    w, is now being
phased out over a ten-year period for existing claimants and is no longer available for corporations that established operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new
operations are    establis    hed in Puerto Rico). The 1996 Amendments
also moved the credit based on the economic activity limitation to
Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The
Section 30A credit and the remaining Section 936 credit are discussed below.

SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").

A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."

The Section 30A credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.

In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.

Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.

SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year (i) 80% or more of its gross
income from sources within Puerto    Ri    co and (ii) 75% or more of
its gross income from the active conduct of a trade or business in Puerto Rico.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.

As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.

PROPOSAL TO EXTEND T   HE PHASEOUT OF SECTION 30A. During 1997, the
Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under
Section 30A. Such a program would provide U.S. companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 budget submitted by President Clinton to Congress in February 1997 included a proposal to modify Section 30A to
(i) extend the availability of the Section 30A credit indefinitely;
(ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995; and (iii) eliminate the income cap. Although this proposal, was not included in the final fiscal 1998 federal budget, President Clinton's fiscal 1999 budget submitted to Congress again included these modifications to Section 30A. While the Government of Puerto Rico plans to continue lobbying for this
proposal, it is not possible at this time to predict whethe    r the
Section 30A credit will be so modified.

OUTLOOK. It i   s not possible at this time to determine the long-term
effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the
   manage    ment contract. FMR is also responsible for the placement
of transaction orders for other investment companies and    investment
accounts for which it or its affiliates act as investment adviser. In
selecting broker-dealers, subject to applicable limitations o    f the
federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of
   portf    olio securities, and will do so in accordance with the
policies described above.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis
with no brokerage co   mmission p    aid. However, the dealer is
compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular
transaction or FMR's overall responsibilities to that fun   d or
its     other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation
should be related to those se   rvices.

   To the extent permit    ted by a   pplicable law, FMR is authorized
to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to
commissions charged by non-affil    iated, qualified brokerage firms
for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions
for i   nvestm    ent accounts which they or their affiliates manage,
unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are
reasonable in relation to the benefits to the    fund.

   For the fiscal periods ended February 28, 1999 and February 28, 1998, the portfolio turnover rates were ___% and ___%, respectively, for Spartan California Municipal Income. [Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.]
   [The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year.] A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. [ For the fiscal year[s] ended [month] [year] [[,/and] [month] [year] [[and [month] [year]]], [the funds/[Name(s) of Fund(s)]] paid no brokerage commissions.]
   [The following table sho    ws the total amount of brokerage
commissions paid by each fund.

                              Fiscal Year Ended  Total Amount Paid

CALIFORNIA MUNICIPAL MONEY    [Month]
MARKET

1999                                             $

1998

1997

SPARTAN CALIFORNIA MUNICIPAL
MONEY MARKET

1999

1998

1997

SPARTAN CALIFORNIA MUNICIPAL
INCOME

1999

1998

1997

 [ Of the following tables, the first shows the total amoun   t of
brokerage commissions paid by each fund to NFSC for the past three fiscal years. [ The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended [year].] NFSC is paid on a commission basis].]

                              Fiscal Year [Month]  Total Amount Paid to NFSC

CALIFORNIA MUNICIPAL MONEY
MARKET

1999                                               $

1998

1997

SPARTAN CALIFORNIA MUNICIPAL
MONEY MARKET

1999

1998

1997

SPARTAN CALIFORNIA MUNICIPAL
INCOME

1999

1998

1997


                              Fiscal Year Ended 1999  % of  Aggregate Commissions  % of  Aggregate Dollar Amount
                                                      Paid to NFSC                 of Transactions Effected
                                                                                   through NFSC

CALIFORNIA MUNICIPAL MONEY    February                 %                            %
MARKET

SPARTAN CALIFORNIA MUNICIPAL  February                 %                            %
MONEY MARKET

SPARTAN CALIFORNIA MUNICIPAL  February                 %                            %
INCOME


[: (dagger) T   he difference between the percentage of aggregate
brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.]

   [NFSC has used a portion of the commissions paid by [the/a] fund to reduce that fund's [ custodian or transfer agent fees/ expenses].]


   [The following table shows the dollar amount of brokerage
commissions paid to firms that provided research services and the
approximate dolla    r amount of the transactions involved for the
fiscal year ended 1999].

                              Fiscal Year Ended 1999  $ Amount of  Commissions Paid  $ Amount of  Brokerage
                                                      to Firms  that Provided        Transactions  Involved*
                                                      Research Services*

CALIFORNIA MUNICIPAL MONEY    February                 $                              $
MARKET

SPARTAN CALIFORNIA MUNICIPAL  February
MONEY MARKET

SPARTAN CALIFORNIA MUNICIPAL  February
INCOME


   [*The provision of research services was not necessarily a factor in the placement of all this business with such firms.]

   [For the fiscal year ended ______, 199_ [the funds/[Name(s) of Fund(s)]] paid no brokerage commissions to firms that provided research services.]

   T    he Trustees of each fund have approved procedures in
conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those
of other funds managed by FMR    or invest    ment accounts managed by
FMR affiliates. It sometimes happens that the same security is held in
the portfolio of more than one of these funds    or investment
accounts. Simultaneous transactions are inevitable when several funds
and investment accounts are managed by the same invest    ment
adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATI   ON

   Each fund's net asset value per share (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of
the fund's investments, cash    , and other assets, subtracting its
liabilities, and dividing the result by the number of shares outstanding.

 TAX-FREE BOND FUND. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts    and options are valued on the basis of market
quotations, if available. Securities of other open-end investment
companies are valued     at their respective NAVs.

The proc   edures set forth above need not be used to determine the
value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts
(ADRs), market and trading trends, the bid/ask quotes of brokers and
off-exchange     institutional trading.

MONEY MARKET FUNDS. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such interv   als as they deem appropriate, the Trustees consider
the extent to which NAV calculated by using market valuations would
deviate from the     $1.00 per share calculated using amortized cost
valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

PERFORMANCE

A    fund m    ay quote performance in various ways. All performance
information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of a bond fund, the yield of a fund, and return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS: ( MONEY MARKET FUNDS).To compute the yield for a money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A money market fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, a money market fund may quote yields in advertising
based on any historical seven-day period. Yie   lds for a money market
fund are calculated on the same basis as other money market funds, as required by applicable regulation.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

YIELD CALCULATIONS: (BOND FUND). Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this
figure by the f   und's NAV at     the end of the period, and
annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a
portion of t   he discount to d    aily income.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

The tax-equivalent yield of a municipal fund is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a
s   pecifie    d combined federal and state income tax rate. If only a
portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.

The following tables show the effect of a shareholder's tax status on effective yield under federal and state income tax laws for
   1999.     The second table shows the approximate yield a taxable
security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations
yielding f   rom _% to _%.     Of course, no assurance can be given
that a fund will achieve any specific tax-exempt yield. While a state municipal fund invests principally in obligations whose interest is exempt from federal and state income tax, other income received by the
fund may be taxable. [   The tables do not take into account local
taxes, if any, payable on fund distributions.]

   Use t    he first table to find your approximate effective tax
bracket taking into account federal and state taxes for 1999.

                                          1999    TAX     RATES
Taxable Income*                                               California State Marginal Rate   Combined Federal and State
                                                                                               Effective Rate**

Single Return        Joint Return      Federal Marginal Rate  California State Marginal Rate   Combined Federal and State
                                                                                               Effective Rate**

$                $   $             $    %                      %                               %

                                        %                      %                               %


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.

                                  If your combined federal and state effective tax rate in [Year] is:
                         %                  %                   %                  %                     %

To match these

tax-free yields:  Your taxable investment would have to earn the following yield:




A sta   te mu    nicipal fund may invest a portion of its assets in
obligations that are subject to state or federal income taxes. When a state municipal fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

RETU   RN C    ALCULATIONS. Returns quoted in advertising reflect all
aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's
NAV over a stated period.    A cumulative return reflects actual
performance over a stated period of time. Average annual returns are
calculated by determining the growth or decline in value     of a
hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in
value had been constant over the period. For example, a cumu   lative
re    turn of 100% over ten years would produce an average annual
ret    urn of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While
average annu   al ret    urns are a convenient means of comparing
investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year,
and that average annu   al ret    urns represent averaged figures as
opposed to the actual year-to-year performance of a fund.

In addition to average an   nual re    turns, the fund may quote
unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and
cum   ulative returns     may be quoted as a percentage or as a dollar
amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period.
Retu    rns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or
after-tax basis.    Returns may or may not include the effect of the
account closeout fee or the small account fee. Excluding a fund's small account fee or account closeout fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs,
and    benchmar    k indexes may be used to exhibit performance. An
adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

CALCULA   TING HIST    ORICAL MONEY MARKET FUND RESULTS. The following
tables show performance for each fund.

CALCULA   TING HISTOR    ICAL BOND FUND RESULTS. The following table
shows performance for the fund.

HISTORICAL MONEY MARKET FUND RESULTS. The following tables show each
fund's 7-day yield, tax-equivalent yield,    and retur    n for the
f   isc    al periods ended February 28, 1999. Return figures for
Spartan California Municipal Money Market include the effect of the
$5.00 account closeo   ut fee base    d on an average February 28,
1999 size account.

HISTORICAL B   OND FUND RESULTS. The following tables show the fund's
yield, tax-equivalent yield and return for the fiscal periods ended
February 28, 199    9.

The tax-equivale   nt yields f    or California Municipal Money
Market, Spartan California Municipal Money Market, and Spartan
California Munic   ipal Income are based on a combined effective
federal and state income tax rate of __% [, __% and __%, respectively]
and reflects that, as of     February 28, 1999 an estimated __%, __%,
and __%]] of each fund's income was subject to state taxes. Note that
each st   ate municipa    l fund may invest in securities whose income
is subject to the federal alternative minimum tax.


                                                                            Average Annual Returns

                            Thirty-/Seven-Day Yield  Tax- Equivalent Yield  One Year                Five Years

Spartan CA Municipal Money   %                        %                      %                       %
Market



                                                      Cumulative Returns

                            Ten Years/ Life of Fund*  One Year            Five Years  Ten Years/ Life of Fund*

Spartan CA Municipal Money   %                         %                   %           %
Market


 * From November 27, 1989 (commencement of operations).]

                                                                            Average Annual Returns

                            Thirty-/Seven-Day Yield  Tax- Equivalent Yield  One Year                Five Years

Spartan CA Municipal Money   %                        %                      %                       %
Market



                                                      Cumulative Returns

                            Ten Years/ Life of Fund*  One Year            Five Years  Ten Years/ Life of Fund*

Spartan CA Municipal Money   %                         %                   %           %
Market


[   Note: If FMR had not reimbursed certain fund expenses during these periods, [[the/each] fund/[Name(s) of Fund(s) in Reimbursement]]'s returns would have been lower.]

[Note: If FMR had    not reimbursed certain fund expenses during these
periods, [the/each] fund/[Name(s) of Fund(s) in Reimbursement]'s yield
and tax equiva    lent yield would have been ___% [and __%,
respecti   vely].

   The following tables show the income and capital elements of each
fund's cumulativ    e return. The tables compare each fund's return to
the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each
f   und's return comp    ared to the record of a broad unmanaged index
of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage
commissions or other costs of i   nvesting.

   The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended February 28, 1999, or life of fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indicat ion of future performance. Tax consequences of different investments have not been factored into the figures below.

D   uring the 10-year period ended February 28, 1999, a hypothetical
$10,000 investment in California Municipal Money Market would ha    ve
grown to $______.

California Municipal Money Market

February 28 Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                            Investment                Distributions                 Gain Distributions

1999                        $                         $                             $                            $

1998                        $                         $                             $                            $

1997                        $                         $                             $                            $

1996                        $                         $                             $                            $

1995                        $                         $                             $                            $

1994                        $                         $                             $                            $

1993                        $                         $                             $                            $

1992                        $                         $                             $                            $

1991                        $                         $                             $                            $

1990                        $                         $                             $                            $



California Municipal Money  INDEXES
Market

February 28 Ended           S&P 500  DJIA  Cost of Living


1999                        $        $     $

1998                        $        $     $

1997                        $        $     $

1996                        $        $     $

1995                        $        $     $

1994                        $        $     $

1993                        $        $     $

1992                        $        $     $

1991                        $        $     $

1990                        $        $     $


Explanatory Notes: With an initial investment of $10,000 in California
Municipal Money Market on March 1   , 19    89, the net amount
invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted    to
$_    _____. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller,
and cash payments for the period would have amounted to    $_    _____
for dividends. [ The    mo    ney market fund did not distribute any
capital gains during the p   erio    d.]

During the period from Nove   mber 27, 1989 (commencement of
operations) to February 28, 1999, a hypothetical $10,000 investment in
Spartan California Municipa    l Money Market would have grown to
$______ .

Spartan California Municipal Money Market

February 28 Ended             Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total
                                                                                                                   Value
                              Investment                Distributions                 Gain Distributions

1999                          $                         $                             $                            $

1998                          $                         $                             $                            $

1997                          $                         $                             $                            $

1996                          $                         $                             $                            $

1995                          $                         $                             $                            $

1994                          $                         $                             $                            $

1993                          $                         $                             $                            $

1992                          $                         $                             $                            $

1991                          $                         $                             $                            $

1990*                         $                         $                             $                            $



Spartan California Municipal  INDEXES
Money Market

February 28 Ended             S&P 500  DJIA  Cost of Living**


1999                          $        $     $

1998                          $        $     $

1997                          $        $     $

1996                          $        $     $

1995                          $        $     $

1994                          $        $     $

1993                          $        $     $

1992                          $        $     $

1991                          $        $     $

1990*                         $        $     $


* From November 27, 1989 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Spartan
California Municipal Money Market on November 2   7, 1989     the net
amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   ___    ___. If distributions had not been reinvested, the amount
of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$___    ___ for dividends. [ T   he money market fund did not
distribute any capital gains during the period.]

During    the 10-year period ended February 28, 1999, a hypothetical
$10,000 investment in Spartan California Municipal Income would have grown to $______.

Spartan California Municipal Income

February 28 Ended             Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total
                                                                                                                   Value
                              Investment                Distributions                 Gain Distributions

1999                          $                         $                             $                            $

1998                          $                         $                             $                            $

1997                          $                         $                             $                            $

1996                          $                         $                             $                            $

1995                          $                         $                             $                            $

1994                          $                         $                             $                            $

1993                          $                         $                             $                            $

1992                          $                         $                             $                            $

1991                          $                         $                             $                            $

1990                          $                         $                             $                            $



Spartan California Municipal  INDEXES
Income

February 28 Ended             S&P 500  DJIA  Cost of Living


1999                          $        $     $

1998                          $        $     $

1997                          $        $     $

1996                          $        $     $

1995                          $        $     $

1994                          $        $     $

1993                          $        $     $

1992                          $        $     $

1991                          $        $     $

1990                          $        $     $


Explanatory Notes: With an initial investment of $10,000 in Spartan
California Municipal Income on March 1, 1   98    9, the net amount
invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted    to
$___    ___. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller,
and cash payments for the period would have amounted to $   ____    __
for dividends and $_____ for capital gain distributions.

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings
are based on    retu    rn, assume reinvestment of distributions, do
not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual
fund performan   ce indexes p    repared by Lipper or other
organizations. When comparing    thes    e indexes, it is important to
remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The bond fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that o   f each
    benchmark index representing the universe of securities in which
the fund may invest. The    re    turn of each index reflects
reinvestment of all dividends and capital gains paid by securities
included in each index. Unlike a fund's returns, however, e   ach
i    ndex's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

The    m    unicipal bond fund may compare its performance to the
Lehman Brothers Municipal Bond Index, a market value-weighted index
for investment-grade municipal bonds with maturities    of one
    year or more. In addition, Spartan California Municipal Income may compare its performance to that of the Lehman Brothers California
Municipal Bond Index, a market value-w   eight    ed index of
California invest   me    nt-grade municipal bonds with maturities of
one year or more. Issues included in each index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in each index.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance
of these capital markets is based on the returns of differ   ent
in    dexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond
directly to those of the funds. Ibbotso   n calculates returns in the
same method as the funds. The funds may also compare performance to
that of other compilations or indexes that may be     developed and
made available in the future.

A money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume
reinvestment of distributions. IBC's MONEY FUND    RE    PORT
AVERAGES(trademark)/All Tax-Free, which is reported in IBC's MONEY FUND REPORT(trademark), covers over ___ tax-free money market funds.

The bond fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. A bond fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility
seek to compare t   he     fund's historical share price fluctuations
   or re    turns to those of a benchmark. Measures of benchmark
correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a bond fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate    price movements over specific periods
of time for a bond fund. Each point on the momentum indicator
represents the fund's percentage     change in price movements over
that period.

A bond fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

   As of     February 28   , 1999, FMR advised over $__ billion in
municipal fund assets, $__ billion in taxable fixed-income fund
assets, $__ b    illion in money market fund assets, $___ billion in
equity fund assets, $__ billion in international fund assets, and $___ billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL    P    URCHASE, EXCHANGE AND REDEMPTION INFO   RMATION

   If the Trustees determine that existing conditions make cash
payments undesirable, redemption paym    ents may be made in whole or
in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the
associated inconvenien   ces    .

DISTRIBUTIONS AND T   AXES

       DIVIDEN   DS. To the extent that each fund's income is
designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

   Ea    ch fund purchases municipal securities whose interest FMR
believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

   Interest     on certain "private activity" securities is subject to
the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of each fund's policies of investing so that at least 80% of its income distributions is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to
the AMT and the amount of AMT to be paid   , if an    y.

A portion of th   e gain on municipal bonds purchased at market
discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains. Dividends resulting from a recharacterization of gain from the sale of bonds purchased at market discount after April 30, 1993 are not considered income for purposes of each fund's policy of investing so that at least 80% of its income
distributions is free from federa    l inco   me tax.

       CALIFORNIA TAX MATTERS.    As long     as a fund continues to
qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For a fund to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as long-term capital gains. California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes.

       CAPITAL GAINS DISTRIBUTIONS.    Each fund's long-term capital
gains distributions are federally taxable to shareholders generally as capital gains. Each money market fund may distribute any net realized capital gains once a year or more often, as necessary.

   [As of     February 28   , 199_, [the/each] [fund/[Name(s) of
Fund(s)]] had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will
expire on     February 28   , 199_, ____, and ____ , respectively, is
available to offs    et future capital gains.]

TAX STAT   US OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal
Reven    ue Code so that it will not be liable for federal tax on
income and capital gains distributed to shareholders. In order to
qualify as a regulated investment comp   any, and     avoid being
subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules
applicable to regulated investme   nt companies.

       OTHER TAX INFORMATION.    The information above is only a
summary of some of the tax consequences ge    nerally affecting each
fund and its shareholders, and no attempt has been made to discuss
individual tax consequences.    It is up to you or your tax preparer
to determine whether the sale of shares of a fund resulted in a
capital gain or loss or other tax consequen    ce to you. In addition
to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND O   FFICERS

   The Trustees, Members of the Advisory Board, and executive officers of the trusts are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each
individual     has held the office shown or other offices in the same
company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for
other funds advised by    FMR or its a    ffiliates . The business
address of each Trustee, Member of the Advisory Board, and officer who
is an "interested perso   n" (as defin    ed in the 1940 Act) is 82
Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*ED   W    ARD C. JOHNSON 3d (68), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.

   J. GAR    Y BURKHEAD (57), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RAL   PH F. CO    X (66), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PH   YLLIS BURKE     DAVIS (67), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

E.    BRAD    LEY JONES (71), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

   DO    NALD J. KIRK (66), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

   *PET    ER S. LYNCH (56), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

W   ILLIAM     O. McCOY (65), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDO   NOU    GH (70), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

   MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).

   *ROBER    T C. POZEN (52), Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS    R. WIL    LIAMS (70), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).

DWIGHT D.    CHUR    CHILL (45), is Vice President of Bond Funds,
Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

B   OYCE     I. GREER (43), is Vice President of Money Market Funds
(1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).

FRED    L. HEN    NING, JR. (59), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.

DI   ANE     M. MCLAUGHLIN (35), is Vice President of Fidelity
California Municipal Money Market Fund (1997), Spartan California Municipal Money Market Fund (1997), and other funds advised by FMR. Prior to her current responsibilities, Ms. McLaughlin served as a
   seni    or trader and managed a variety of funds.

C   HRISTINE JONES THOMPSON (40), is Vice President of Spartan
California Municipal Income Fund (1998) and other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

   ERIC D. ROI    TER (50), Secretary (1998), is Vice President (1998)
and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).

   RICH    ARD A. SILVER (52), Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

MATTHE   W N. KARSTETTER (37), Deputy Treasurer (1998), is Deputy
Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter
was Vice President, Mutual Fund Services at State Stre    et Bank &
Trust (1991-1996).

   STAN    LEY N. GRIFFITH (52), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998)
and    an employee of FMR Corp.

   JOHN H.     COSTELLO (52), Assistant Treasurer, is an employee of
FMR.

LEON   ARD     M. RUSH (53), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage
Services, Inc. (1990-1993).

THOM   AS J. SIMPSON (40), Assistant Treasurer (1996), is Assistant
Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of
FM    R (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his
or her services    for the fis    cal year ended February 28, 1999, or
calendar year ended December 31, 1998, as applicable.


COMPENSATION TABLE
Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from   Aggregate Compensation from
Advisory Board               California Municipal Money   Spartan California Municipal  Spartan California Municipal
                             Market [B,]C [,+]            Money Market [B,]D [,+]       Income [B,]E [,+]

J. Gary Burkhead **          $ 0                          $ 0                           $ 0

Ralph F. Cox                 $                            $                             $

Phyllis Burke Davis          $                            $                             $

Robert M. Gates              $                            $                             $

Edward C. Johnson 3d **      $ 0                          $ 0                           $ 0

E. Bradley Jones             $                            $                             $

Donald J. Kirk               $                            $                             $

Peter S. Lynch **            $ 0                          $ 0                           $ 0

William O. McCoy             $                            $                             $

Gerald C. McDonough          $                            $                             $

Marvin L. Mann               $                            $                             $

Robert C. Pozen**            $ 0                          $ 0                           $ 0

Thomas R. Williams           $                            $                             $



Trustees and Members of the  Total Compensation from the
Advisory Board               Fund Complex* A


J. Gary Burkhead **          $ 0

Ralph F. Cox                 $ 223,500

Phyllis Burke Davis          $ 220,500

Robert M. Gates              $223,500

Edward C. Johnson 3d **      $ 0

E. Bradley Jones             $ 222,000

Donald J. Kirk               $ 226,500

Peter S. Lynch **            $ 0

William O. McCoy             $ 223,500

Gerald C. McDonough          $ 273,500

Marvin L. Mann               $ 220,500

Robert C. Pozen**            $ 0

Thomas R. Williams            $223,500


*    Info    rmation is for the calendar year ended December 31, 1999
for 236 funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred,
and may include amounts de   ferred at the election of Trustees. For
the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000;
E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy,
$75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,0    00;
and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation
as follows: R   alph F.     Cox, $55,039; Marvin L. Mann, $55,039;
Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

[B Co   mpensation figures include cash, and may include amounts
required to be deferred and amounts deferred at the election of Trustees.]

   [C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; [FOR FUNDS WHOSE TRUSTS ARE ABLE TO APPOINT OR HAVE ELECTED MR. GATES AS TRUSTEE: Robert M. Gates, $__;] E. Bradley Jones, $__; Donald J. Kirk, $__; [FOR FUNDS WHOSE TRUSTS ARE ABLE TO APPOINT OR HAVE ELECTED MR. MCCOY AS TRUSTEE: William O. McCoy, $__;] Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]

   [D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; [FOR FUNDS WHOSE TRUSTS ARE ABLE TO APPOINT OR HAVE ELECTED MR. GATES AS TRUSTEE: Robert M. Gates, $__;] E. Bradley Jones, $__; Donald J. Kirk, $__; [FOR FUNDS WHOSE TRUSTS ARE ABLE TO APPOINT OR HAVE ELECTED MR. MCCOY AS TRUSTEE: William O. McCoy, $__;] Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]

   [ E The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; [FOR FUNDS WHOSE TRUSTS ARE ABLE TO APPOINT OR HAVE ELECTED MR. GATES AS TRUSTEE: Robert M. Gates, $__;] E. Bradley Jones, $__; Donald J. Kirk, $__; [FOR FUNDS WHOSE TRUSTS ARE ABLE TO APPOINT OR HAVE ELECTED MR. MCCOY AS TRUSTEE: William O. McCoy, $__;] Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]

   [ F Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund
name]; [trustee name, dollar amount of deferred compensati    on, fund
name]; and [trustee name, dollar amount of deferred compensation, fund name].]

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

[As of [],    approximately __% of [Fund Name(s)]'s total outstanding
shares was held by [FMR] [[and] [an] FMR affiliate[s]]. FMR Corp. is
the ultimate parent co    mpany of [FMR] [[and] [this/these] FMR
affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "Control of Investment Adviser[s]" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may
be    deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of [Fund Name(s)]'s shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than __% of each fund's total outstanding shares.]

   [As of [], the Trustees, Members of the Advisory Board, and officers of [the/each] fund owned, in the aggregate, less than __% of [[each fund/[Fund Name(s)]]'s total outstanding shares.]

   [        As of [], the following owned of record or beneficially 5%
or more (up to and including 25%) of [[each fund/[Fund Name(s)]]'s outstanding shares:]

   [ As of [], approximately ____% of []'s total outstanding shares were held by []; approximately ___% of []'s total outstanding shares were held by []; and approximately ___% of []'s total outstanding shares were held by [R].]

   [A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That
sh    areholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other
shareho   lder    s.]

   CONTRO    L OF INVESTMENT ADVISERS

FMR    Corp., organized in 1972, is the ultimate parent company of FMR and FIMM. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and
the execution of the sharehold    ers' voting agreement, members of
the Johnson family may be deemed, under the 1940 Act, to form a
controlling group with respect to    FMR Corp.

   At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.

   Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTR   ACTS

   Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

       MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the
fund in accordance with its investment objectiv   e, policies     and
limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of
each fund or FMR performing se   rvices r    elating to research,
statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents,
accountants,    unde    rwriters and other persons dealing with each
fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing
reports, ev   aluation    s and analyses on a variety of subjects to
the Trustees.

MANAGEMENT-RELATED EXPENSES (CALIFORNIA MUNICIPAL MONEY MARKET AND SPARTAN CALIFORNIA MUNICIPAL INCOME). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend
disbursing, and shareholder servicing a   gent ,     and pricing and
bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT-RELATED EXPENSES (SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET). Under the terms of its management contract with the fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and
shar   eholder ser    vices, and pricing and bookkeeping services.

FMR pays all other expenses of Spartan California Municipal Money Market with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, Spartan California Municipal Money Market pays FMR a monthly
manage   ment f    ee at the annual rate of 0.50% of the fund's
average net assets throughout the month.

The management fee paid to FMR by Spartan California Municipal Money Market is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

For the services of FMR under the management contract, California
Municipal Money Market and Spartan California Municipal Income each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES
Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%            $ 0.5 billion    .3700%

 3 - 6                .3400              25              .2664

 6 - 9                .3100              50              .2188

 9 - 12               .2800              75              .1986

 12 - 15              .2500              100             .1869

 15 - 18              .2200              125             .1793

 18 - 21              .2000              150             .1736

 21 - 24              .1900              175             .1690

 24 - 30              .1800              200             .1652

 30 - 36              .1750              225             .1618

 36 - 42              .1700              250             .1587

 42 - 48              .1650              275             .1560

 48 - 66              .1600              300             .1536

 66 - 84              .1550              325             .1514

 84 - 120             .1500              350             .1494

 120 - 156            .1450              375             .1476

 156 - 192            .1400              400             .1459

 192 - 228            .1350              425             .1443

 228 - 264            .1300              450             .1427

 264 - 300            .1275              475             .1413

 300 - 336            .1250              500             .1399

 336 - 372            .1225              525             .1385

 372 - 408            .1200              550             .1372

 408 - 444            .1175

 444 - 480            .1150

 480 - 516            .1125

 Over 516             .1100


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the
annualized rates on the left. For example, the eff   ective annual fee
rate at $___ billion of group net assets - the approximate level for
February 1999 - was __%, which is the weighted average     of the
respective fee rates for each level of group net assets up to $__ billion.

The individual fund fee rate for California Municipal Money Market and Spartan California Municipal Income is 0.25%. Based on the average group net assets of the funds advised by FMR for February 1999, each fund's annual management fee rate would be calculated as follows:

                              Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

California Municipal Money    0.___%          +  0.25%                     =  0.___%
Market

Spartan California Municipal  0.___%          +  0.25%                     =  0.___%
Income




One-twelfth of th   e manage    ment fee rate is applied to each
fund's average net assets for the month, giving a dollar amount which
is the fee for that    mo    nth.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for Spartan California Municipal Money
Market.

Fund                          Fiscal Years Ended February 28  Amount of Credits Reducing  Management Fees Paid to FMR
                                                              Management Fees

California Municipal Money    1999                            $                           $
Market

                              1998                            $                           $

                              1997                            $                           $

Spartan California Municipal  1999                            $                           $ [*]
Money Market

                              1998                            $                           $ [*]

                              1997                            $                           $ [*]

Spartan California Municipal  1999                            $                           $
Income

                              1998                            $                           $

                              1997                            $                           $


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

D   uring the reporting period, FMR voluntarily modified the
breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.

   FMR     may, from time to time, voluntarily reimburse all or a
portion of a fund's operating expenses (exclusive of interest, taxes,
br   okerage commissions, and extraordinary expenses) which, in the case of certain funds, is subject to revision or termination. FMR
retain    s the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimburse   ments by F    MR will increase a fund's returns
and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.

During the past three fiscal years, FMR voluntar   ily agreed t    o
reimburse certain of the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in
excess of    an annual rate of the     fund's average net assets. The
table below shows the periods of reimbursement and levels of expense
limitations for the applicable    funds; the d    ollar amount of
management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

   The reimbursement arrangement that is in effect for Spartan
California Municipal Income will continue through December 31, 1999,
a    fter which time FMR may elect to discontinue it.



                              Periods of Expense Limitation                     Aggregate Operating Expense
                              From To                                           Limitation

Spartan California Municipal  July 1, 1997                   July 31, 1997       0.45%
Money Market

                              June 1, 1997                   June 30, 1997       0.40%

                              March 1, 1997                  May 31, 1997        0.35%

                              March 1, 1996                  February 28, 1997   0.35%

Spartan California Municipal  March 1, 1998                  February 28, 1999   %
Income

                              August 15, 1997                February 28, 1998   0.53%

                              April 1,1997                   August 14, 1997     0.55%





                              Fiscal Years Ended February 28  Management Fee Before  Amount of  Management Fee
                                                              Reimbursement          Reimbursement

Spartan California Municipal  1998                            $ 568,000*             $ 57,000
Money Market

                                                              $ 542,000*             $ 109,000

                                                              $ 1,687,000*           $ 506,000

                              1997                            $ 6,696,000*           $ 2,015,000

Spartan California Municipal  1999                            $                      $
Income

                              1998                            $ 2,506,000            $ 53,000

                                                              $ 714,000              $ 31,000


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

SUB-A   DVISER. On behalf of California Municipal Money Market and
Spartan California Municipal Money Market, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the funds. Previously, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to the funds. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

   On behalf of Spartan California Municipal Income, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the fund.

   Under the terms of the sub-advisory agreements California Municipal Money Market, Spartan California Municipal Money Market, and
Spartan     California Municipal Income, FMR pays FIMM fees equal to
50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FMR Te   xas b    y FMR on behalf of California Municipal
Money Market and Spartan California Municipal Money Market for the past three fiscal years are shown in the table below.

Fund                          Fiscal Year Ended February 28  Fees Paid to FMR Texas

California Municipal Money    1999                           $
Market

                              1998                           $

                              1997                           $

Spartan California Municipal  1999                           $
Money Market

                              1998                           $

                              1997                           $


On behalf of Spart   an Califor    nia Municipal Income, for the
fiscal year ended February 28, 1999, FMR paid FIMM a fee of $______ .
Fund                          Fiscal Year Ended February 28  Fees Paid to FIMM

Spartan California Municipal  1999                           $
Income

DIS   TRIBU    TION SERVICES

Each fund ha   s entered into a distribution agreement with FDC, an
affiliate of FMR. FDC is a broker-dealer registered under the
Securities Exchange Act of 1934 and a member of the National
Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are
continuously offered at NAV. Pr    omotional and administrative
expenses in connection with the offer and sale of shares are paid by
FMR.

The Trustees hav   e approved     Distribution and Service Plans on
behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940
Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The
Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for
expenses incurred in    connection with providing services intended to
result in the sale of fund shares and/or shareholder support services.
In addition, each Plan     provides that FMR, directly or through FDC,
m   ay pay in    termediaries, such as banks, broker-dealers and other
service-providers, that provide those services. Currently, the Board
of Trustees    has     authorized such payments for the funds' shares.

[Pay   ments made by FMR either directly or through FDC to
intermediaries for the fiscal year ended 1999 amounted to $____ [for
[Fund Name]], $____ [for [Fund Name]], and $_____ [for [Fund
Name]].]

   [FMR     made no payments either directly or through FDC to
intermediaries for the fiscal year ended 1999.]

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will
benefi   t the fund     and its shareholders. In particular, the
Trustees noted that each Plan does not authorize payments by    the
fund o    ther than those made to FMR under its management contract
with    th    e fund. To the extent that each Plan gives FMR and FDC
greater flexibility in connection with the distribution of fund
shares, additional sales of fund shares    or stabilization of cash
flows     may result. Furthermore, certain shareholder support
services may be provided more effectively under the Plans by local
entities with whom shareholders have other r   elationships.

   The Glass-Steagall Act generally prohibits federally and state
chartered or supervised     banks from engaging in the business of
underwriting,    selling or dis    tributing securities. Although the
scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and
recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these
occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

TRA   NSFE    R AND SERVICE AGENT AGREEMENTS

Each fund    has enter    ed into a transfer agent agreement with UMB,
which is located at 1010 Grand Avenue, Kansas City, Missouri. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each fund. UMB in turn has entered into sub-transfer agent agreements with FSC, an affiliate of
FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to UMB.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type.
For certain other institutional retirement accounts, these fees are
   based on ac    count type and fund type. The account fees are
subject to increase based on postage rate changes.

FSC also colle   cts small account fees from certain accounts with
balances of less than $2,500.

   In addition, FSC collects a $5.00 exchange fee for each exchange out of Spartan California Municipal Money Market.

   FSC also collects Spartan California Municipal Money Market's $5.00 account closeout fee.

   FSC also collects Spartan California Municipal Money Market's $2.00 checkwriting fee.

   FSC also collects Spa    rtan California Municipal Money Market's
$5.00 wire transaction fee.

In addition, UMB    receives the pro rata portion of the transfer
agency fees applicable to shareholder accounts in a qualified state
tuition program (QS    TP), as defined under the Small Business Job
Protection Act of 1996, managed by FMR or an affiliate and each
Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate,
according to the percentage of th   e QST    P's or Freedom Fund's
assets that is invested in a fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to
existing shareholders, with the exception of proxy    statements.

   Each fund has also entered into a service age    nt agreement with
UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the
NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.

   For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout
the mont    h.

The annual rates for    pricing and bookkeeping services for the bond
fund are 0.0275% of the first $500 million of average net assets,
0.0175% of average net assets between $500 million and $3 billion, and
0.0010% of  average net assets in excess of $3billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

   The annual rates for pricing and bookkeeping services for the money market funds are 0.0150% of the first $500 million of average net assets, 0.0075% of average net assets between $500 million and $10 billion, and 0.0010% of average net assets in excess of $10 billion.
The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 per year.

   Pricing and bookkeeping fees, including reimbursement for
out-of-pocket expenses, paid by the funds to FSC for the past three
fiscal years are shown in the     table below.

Fund                          1999  1998  1997

California Municipal Money    $     $     $
Market

Spartan California Municipal  $     $     $
Income

For Spartan California Municipal Money Market, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with the fund.

DESCRIPTION OF THE TRUSTS

TRUST ORGANIZATIO   N. Fidelity California Municipal Money Market Fund
and Spartan California Municipal Money Market Fund are funds of
    Fidelity California Municipal Trust II   , an open-end management
investment company organized as a Delaware business trust on June 20,
1991. Spartan California Municipal Income Fund is a fund of Fidelity
California Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on April 28, 1983. On
April 18, 1994, Spartan California Municipal Money Market Fund changed its name from Spartan California Municipal Money Market Portfolio to
Spartan California Municipal Money Market Fund. Currently, there are 2 funds in Fidelity California Municipal Trust II: Fidelity California
Municipal Money Market Fund and Spartan California Municipal Money
Market Fund. Currently, there is one fund in Fidelity California
Municipal Trust: Spartan California     Municipal Income Fund. The
Trustees are permitted to create additional funds in the trusts.

The asset   s of each trust received for the issue or sale of shares
of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

   The assets of the Massachusetts trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Massachusetts trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the Massachusetts trust shall be allocated between or among any one or more of its funds.

   The assets of the Delaware trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Delaware trust shall be charged with the liabilities and expenses attributable to such fund. Any
general expenses of the     Delaware trust shall be allocated between
or among any one or more of its funds.

SHAREHOLDER LIA   BILITY - MASSACHUSETTS TRUST. The Massachusetts
trust is an entity commonly known as a "Massachusetts business trust."
Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

   The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees relating to the trust shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets.

The Declaration of Trust pr   ovides for indemnification out of each
fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of
Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund
itself would be unable to meet its obligations. FM    R believes that,
in view of the above, the risk of personal liability to shareholders is remote.

SHAREHOLDER    LIABILITY - DELAWARE TRUST. The Delaware trust is a
business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply
Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets.
The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

   The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust
Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes
that, in view of the above, the risk of person    al liability to
shareholders is extremely remote.

VOTING RIGHTS - M   ASSACHUSETTS TRUST. Each fund's capital consists
of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote.
Shares may be voted in the aggregate, by fund and by class.

   The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

   The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

       VOTING RIGHTS - DELAWARE TRUST.    Each fund's capital consists
of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. As a shareholder, you are entitled to one vote for each share that you own.
The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class

   The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

   The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by a vote of shareholders. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

   Under the Trust Instrument, the Trustees may, without shareholder vote, in order to change the form of organization of the trust cause the trust to merge or consolidate with one or more trusts,
partnerships, associations, limited liability companies or
corporations, as long as the surviving entity is an open-end management investment company, or is a fund thereof, that will succeed
to or assume the trust's registration statement,     or cause the
trust to incorporate under Delaware law.

CUST   ODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City,
Missouri, is custodian of the assets of the funds. The custodian is
responsible     for the safekeeping of a fund's assets and the
appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated compa   nies, and
member    s of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 AUDIT   OR. ________    ______ serves as the funds' independent
accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINA   NCIAL STATEMENTS

   Each fund's financial statements and financial highlights for the
fiscal year ended     February 28   , 1999, and reports of the
auditor, are included in the funds' Annual Repo    rt and are
incorporated herein by reference.

APP   ENDIX

   Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus,
Fidelity Investments and Magellan are registered trademarks of FMR
Corp.

   TechnoQuant and Portfolio Advisory Services are service marks of FMR Corp.

   The third party marks ap    pearing above are the marks of their
respective owners.

         Fidelity California Municipal Trust II

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Trust Instrument, dated June 20, 1991, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 11.

 (2) Supplement to the Trust Instrument of Fidelity California
Municipal Trust II is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 16.

(b) By-laws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union
Street Trust II's (File No. 33-43757) Post-Effective Amendment No. 10.

(c) Not applicable.

(d)(1) Management Contract, dated April 1, 1997, between Fidelity
California Municipal Money Market Fund and Fidelity Management &
Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 16.

 (2) Management Contract, dated April 18, 1994, between Spartan
California Municipal Money Market Portfolio (currently known as
Spartan California Municipal Money Market Fund) and Fidelity
Management & Research Company is incorporated herein by reference to
Exhibit 5(b) of Post-Effective Amendment No. 11.

 (3) Sub-Advisory Agreement, dated December 30, 1991, between FMR
Texas Inc. (currently known as Fidelity Investments Money Management,
Inc.) and Fidelity Management & Research Company on behalf of Fidelity
California Tax-Free Money Market Portfolio (currently known as
Fidelity California Municipal Money Market Fund) is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No.
11.

 (4) Sub-Advisory Agreement, dated April 18, 1994, between FMR Texas
Inc. (currently known as Fidelity Investments Money Management, Inc.)
and Fidelity Management & Research Company on behalf of Spartan
California Municipal Money Market Portfolio (currently known as
Spartan California Municipal Money Market Fund) is incorporated herein by reference to Exhibit (5)(d) of Post-Effective Amendment No. 11.

(e)(1) General Distribution Agreement, dated December 30, 1991, between Fidelity California Tax-Free Money Market Portfolio (currently known as Fidelity California Municipal Money Market Fund) and Fidelity
Distributors Corporation is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 11.

 (2) General Distribution Agreement, dated October 19, 1989, between
Spartan California Municipal Money Market Portfolio (currently known as Spartan California Municipal Money Market Fund) and Fidelity
Distributors Corporation is incorporated herein by reference to
Exhibit 6(b) of Post-Effective Amendment No. 11.

 (3) Amendment to General Distribution Agreement, dated January 1,
1988, between Fidelity California Tax-Free Money Market Portfolio
(currently known as Fidelity California Municipal Money Market Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 11.

 (4) Amendments to the General Distribution Agreement between the
Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit
6(a) of Fidelity Court Street Trust's (File No. 2-58774)
Post-Effective Amendment No. 61.

(f)(1) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's
(File No. 2-69972) Post-Effective Amendment No. 54.

 (2) The Fee Deferral Plan for Non-Interested Person Directors and
Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No.
33-43529) Post-Effective Amendment No. 19.

(g)(1) Custodian Agreement, Appendix B, and Appendix C, dated December
1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal
Trust's (File No. 2-83367) Post-Effective Amendment No. 28.

 (2) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Municipal
Trust II's (File No. 33-43986) Post-Effective Amendment No.17.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

(k) Not applicable.

(l) Not applicable.

(m)(1) Distribution and Service Plan pursuant to Rule 12b-1 for
Fidelity California Municipal Money Market Fund is incorporated herein by reference to Exhibit (15)(a) of Post-Effective Amendment No. 16.

      (2) Distribution and Service Plan pursuant to Rule 12b-1 for
Spartan California Municipal Money Market Fund is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 16.

(n) Not applicable.

(o) Not applicable.

Item 24. Trusts Controlled by or under Common Control with this Trust

 The Board of Trustees of the Trust is the same as the board of other
Fidelity funds, each of which has Fidelity Management & Research
Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.


Item 25. Indemnification

 Pursuant to Del. Code Ann. title 12 (sub-section) 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Service Company, Inc.
("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer
Agency Agreement, the Trust agrees to indemnify and hold the Transfer
Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder which names the Transfer
Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer
Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Adviser[S]

 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
      82 Devonshire Street, Boston, MA 02109

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and
                           Director of FMR; President
                           and Chief Executive Officer
                           of FMR Corp.; Chairman of
                           the Board and Director of
                           FMR Corp., Fidelity
                           Investments Money
                           Management, Inc. (FIMM),
                           Fidelity Management &
                           Research (U.K.) Inc. (FMR
                           U.K.), and Fidelity
                           Management & Research (Far
                           East) Inc. (FMR Far East);
                           Chairman of the Executive
                           Committee of FMR; Director
                           of Fidelity Investments
                           Japan Limited (FIJ);
                           President and Trustee of
                           funds advised by FMR.



Robert C. Pozen            President and Director of
                           FMR; Senior Vice President
                           and Trustee of funds advised
                           by FMR; President and
                           Director of FIMM, FMR U.K.,
                           and FMR Far East;
                           Previously, General Counsel,
                           Managing Director, and
                           Senior Vice President of FMR
                           Corp.



Peter S. Lynch             Vice Chairman of the Board
                           and Director of FMR.



John H. Carlson            Vice President of FMR and of
                           funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR
                           and Vice President of Bond
                           Funds advised by FMR; Vice
                           President of FIMM.



Brian Clancy               Vice President of FMR and
                           Treasurer of FMR, FIMM, FMR
                           U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR,
                           FIMM, FMR U.K., FMR Far
                           East; Vice President and
                           Treasurer of FMR Corp.;
                           Treasurer of Strategic
                           Advisers, Inc.



William Danoff             Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of
                           a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of
                           funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of
                           funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Gregory Fraser             Vice President of FMR and of
                           a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk
                           of FMR Corp., FMR U.K., FMR
                           Far East, and Strategic
                           Advisers, Inc.; Secretary of
                           FIMM; Associate General
                           Counsel FMR Corp.



David L. Glancy            Vice President of FMR and of
                           a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR and of
                           a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR
                           and Vice President of Money
                           Market Funds advised by FMR;
                           Vice President of FIMM.



Bart A. Grenier            Senior Vice President of FMR;
                           Vice President of
                           High-Income Funds advised by
                           FMR.



Robert J. Haber            Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR;
                           Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR
                           and Vice President of
                           Fixed-Income Funds advised
                           by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR;
                           Director of Technical
                           Research.



Abigail P. Johnson         Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR;  Director of
                           FMR Corp.; Associate
                           Director and Senior Vice
                           President of Equity Funds
                           advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Senior Vice President of FMR
                           and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR;
                           Compliance Officer of FMR
                           U.K. and FMR Far East.



Harris Leviton             Vice President of FMR and of
                           a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of
                           funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of
                           funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of
                           a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of
                           a fund advised by FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Vice President, General
                           Counsel and Clerk of FMR and
                           Secretary of funds advised
                           by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of
                           a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of
                           funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of
                           a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR;
                           Associate Director and
                           Senior Vice President of
                           Equity Funds advised by FMR;
                           Previously, Senior Vice
                           President and Director of
                           Operations and Compliance of
                           FMR U.K.



Thomas M. Sprague          Vice President of FMR and of
                           funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Scott D. Stewart           Vice President of FMR.



Thomas Sweeney             Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of
                           a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of
                           funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR; Director of
                           FMR Corp.



Steven S. Wymer            Vice President of FMR and of
                           a fund advised by FMR.





(2)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)
     Contra Way, Merrimack, NH 03054

 FIMM provides investment advisory services to Fidelity Management &
Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FIMM, FMR, FMR
                        Corp., FMR Far East, and FMR
                        U.K.; Chairman of the
                        Executive Committee of FMR;
                        President and Chief
                        Executive Officer of FMR
                        Corp.; Director of Fidelity
                        Investments Japan Limited
                        (FIJ); President and Trustee
                        of funds advised by FMR.



Robert C. Pozen         President and Director of
                        FIMM; Senior Vice President
                        and Trustee of funds advised
                        by FMR; President and
                        Director of FMR, FMR U.K.,
                        and FMR Far East;
                        Previously, General Counsel,
                        Managing Director, and
                        Senior Vice President of FMR
                        Corp.



Fred L. Henning Jr.     Senior Vice President of
                        FIMM; Senior Vice President
                        of FMR and Vice President of
                        Fixed-Income Funds advised
                        by FMR.



Boyce I. Greer          Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Money
                        Market Funds advised by FMR.



Dwight D. Churchill     Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Bond
                        Funds advised by FMR.



Brian Clancy            Treasurer of FIMM, FMR Far
                        East, FMR U.K., and FMR and
                        Vice President of FMR.



Jay Freedman            Secretary of FIMM; Clerk of
                        FMR U.K., FMR Far East, FMR
                        Corp. and Strategic
                        Advisers, Inc.; Assistant
                        Clerk of FMR; Secretary of
                        FIMM; Associate General
                        Counsel FMR Corp.



Susan Englander Hislop  Assistant Clerk of FIMM, FMR
                        U.K. and FMR Far East.



Stephen G. Manning      Assistant Treasurer of FIMM,
                        FMR U.K., FMR Far East, and
                        FMR; Vice President and
                        Treasurer of FMR Corp.;
                        Treasurer of Strategic
                        Advisers, Inc.




Item 27. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.
(b)

Name and Principal    Positions and Offices     Positions and Offices

Business Address*     with Underwriter          with Fund

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA

 (c) Not applicable.

Item 28. Location of Accounts and Records

 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service
Company, Inc. or Fidelity Investments Institutional Operations
Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO.

Item 29. Management Services

  Not applicable.

Item 30. Undertakings

  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 5th day of February 1999.

      Fidelity California Municipal Trust II

      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


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
(Signature)                      (Title)                        (Date)

/s/Edward C. Johnson 3d          President and Trustee          February 5, 1999
(dagger)

Edward C. Johnson 3d             (Principal Executive Officer)



/s/Richard A. Silver             Treasurer                      February 5, 1999


Richard A. Silver



/s/Robert C. Pozen               Trustee                        February 5, 1999


Robert C. Pozen



/s/Ralph F. Cox                  Trustee                        February 5, 1999
*

Ralph F. Cox



/s/Phyllis Burke Davis           Trustee                        February 5, 1999
*

Phyllis Burke Davis



/s/Robert M. Gates               Trustee                        February 5, 1999
 **

Robert M. Gates



/s/E. Bradley Jones              Trustee                        February 5, 1999
*

E. Bradley Jones



/s/Donald J. Kirk                Trustee                        February 5, 1999
*

Donald J. Kirk



/s/Peter S. Lynch                Trustee                        February 5, 1999
*

Peter S. Lynch



/s/Marvin L. Mann                Trustee                        February 5, 1999
*

Marvin L. Mann



/s/William O. McCoy              Trustee                        February 5, 1999
*

William O. McCoy



/s/Gerald C. McDonough           Trustee                        February 5, 1999
*

Gerald C. McDonough



/s/Thomas R. Williams            Trustee                        February 5, 1999
*

Thomas R. Williams


(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.

POWER OF ATTORNEY

 I, the undersigned President and Director, Trustee, or General
Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Hereford Street Trust
Fidelity Advisor Series I       Fidelity Income Fund
Fidelity Advisor Series II      Fidelity Institutional Cash
Fidelity Advisor Series III     Portfolios
Fidelity Advisor Series IV      Fidelity Institutional
Fidelity Advisor Series V       Tax-Exempt Cash Portfolios
Fidelity Advisor Series VI      Fidelity Investment Trust
Fidelity Advisor Series VII     Fidelity Magellan Fund
Fidelity Advisor Series VIII    Fidelity Massachusetts
Fidelity Beacon Street Trust    Municipal Trust
Fidelity Boston Street Trust    Fidelity Money Market Trust
Fidelity California Municipal   Fidelity Mt. Vernon Street
Trust                           Trust
Fidelity California Municipal   Fidelity Municipal Trust
Trust II                        Fidelity Municipal Trust II
Fidelity Capital Trust          Fidelity New York Municipal
Fidelity Charles Street Trust   Trust
Fidelity Commonwealth Trust     Fidelity New York Municipal
Fidelity Concord Street Trust   Trust II
Fidelity Congress Street Fund   Fidelity Phillips Street Trust
Fidelity Contrafund             Fidelity Puritan Trust
Fidelity Corporate Trust        Fidelity Revere Street Trust
Fidelity Court Street Trust     Fidelity School Street Trust
Fidelity Court Street Trust II  Fidelity Securities Fund
Fidelity Covington Trust        Fidelity Select Portfolios
Fidelity Daily Money Fund       Fidelity Sterling Performance
Fidelity Destiny Portfolios     Portfolio, L.P.
Fidelity Deutsche Mark          Fidelity Summer Street Trust
Performance                     Fidelity Trend Fund
  Portfolio, L.P.               Fidelity U.S.
Fidelity Devonshire Trust       Investments-Bond Fund, L.P.
Fidelity Exchange Fund          Fidelity U.S.
Fidelity Financial Trust        Investments-Government
Fidelity Fixed-Income Trust     Securities
Fidelity Government                Fund, L.P.
Securities Fund                 Fidelity Union Street Trust
Fidelity Hastings Street Trust  Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Newbury Street Trust
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II
                                Variable Insurance Products
                                Fund III

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

 WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY

 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Government
Fidelity Advisor Annuity Fund   Securities Fund
Fidelity Advisor Series I       Fidelity Hastings Street Trust
Fidelity Advisor Series II      Fidelity Hereford Street Trust
Fidelity Advisor Series III     Fidelity Income Fund
Fidelity Advisor Series IV      Fidelity Institutional Cash
Fidelity Advisor Series V       Portfolios
Fidelity Advisor Series VI      Fidelity Institutional
Fidelity Advisor Series VII     Tax-Exempt Cash Portfolios
Fidelity Advisor Series VIII    Fidelity Institutional Trust
Fidelity Beacon Street Trust    Fidelity Investment Trust
Fidelity Boston Street Trust    Fidelity Magellan Fund
Fidelity California Municipal   Fidelity Massachusetts
Trust                           Municipal Trust
Fidelity California Municipal   Fidelity Money Market Trust
Trust II                        Fidelity Mt. Vernon Street
Fidelity Capital Trust          Trust
Fidelity Charles Street Trust   Fidelity Municipal Trust
Fidelity Commonwealth Trust     Fidelity Municipal Trust II
Fidelity Congress Street Fund   Fidelity New York Municipal
Fidelity Contrafund             Trust
Fidelity Corporate Trust        Fidelity New York Municipal
Fidelity Court Street Trust     Trust II
Fidelity Court Street Trust II  Fidelity Phillips Street Trust
Fidelity Covington Trust        Fidelity Puritan Trust
Fidelity Daily Money Fund       Fidelity Revere Street Trust
Fidelity Daily Tax-Exempt Fund  Fidelity School Street Trust
Fidelity Destiny Portfolios     Fidelity Securities Fund
Fidelity Deutsche Mark          Fidelity Select Portfolios
Performance                     Fidelity Sterling Performance
  Portfolio, L.P.               Portfolio, L.P.
Fidelity Devonshire Trust       Fidelity Summer Street Trust
Fidelity Exchange Fund          Fidelity Trend Fund
Fidelity Financial Trust        Fidelity U.S.
Fidelity Fixed-Income Trust     Investments-Bond Fund, L.P.
                                Fidelity U.S.
                                Investments-Government
                                Securities
                                   Fund, L.P.
                                Fidelity Union Street Trust
                                Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.

 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson     /s/Peter S.
3d___________            Lynch________________

Edward C. Johnson 3d     Peter S. Lynch


/s/J. Gary               /s/William O.
Burkhead_______________  McCoy______________

J. Gary Burkhead         William O. McCoy


/s/Ralph F. Cox          /s/Gerald C.
__________________       McDonough___________

Ralph F. Cox             Gerald C. McDonough


/s/Phyllis Burke         /s/Marvin L.
Davis_____________       Mann________________

Phyllis Burke Davis      Marvin L. Mann


/s/E. Bradley            /s/Thomas R. Williams
Jones________________    ____________

E. Bradley Jones         Thomas R. Williams


/s/Donald J. Kirk
__________________

Donald J. Kirk



POWER OF ATTORNEY

 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Government
Fidelity Advisor Annuity Fund   Securities Fund
Fidelity Advisor Series I       Fidelity Hastings Street Trust
Fidelity Advisor Series II      Fidelity Hereford Street Trust
Fidelity Advisor Series III     Fidelity Income Fund
Fidelity Advisor Series IV      Fidelity Institutional Cash
Fidelity Advisor Series V       Portfolios
Fidelity Advisor Series VI      Fidelity Institutional
Fidelity Advisor Series VII     Tax-Exempt Cash Portfolios
Fidelity Advisor Series VIII    Fidelity Institutional Trust
Fidelity Beacon Street Trust    Fidelity Investment Trust
Fidelity Boston Street Trust    Fidelity Magellan Fund
Fidelity California Municipal   Fidelity Massachusetts
Trust                           Municipal Trust
Fidelity California Municipal   Fidelity Money Market Trust
Trust II                        Fidelity Mt. Vernon Street
Fidelity Capital Trust          Trust
Fidelity Charles Street Trust   Fidelity Municipal Trust
Fidelity Commonwealth Trust     Fidelity Municipal Trust II
Fidelity Congress Street Fund   Fidelity New York Municipal
Fidelity Contrafund             Trust
Fidelity Corporate Trust        Fidelity New York Municipal
Fidelity Court Street Trust     Trust II
Fidelity Court Street Trust II  Fidelity Phillips Street Trust
Fidelity Covington Trust        Fidelity Puritan Trust
Fidelity Daily Money Fund       Fidelity Revere Street Trust
Fidelity Daily Tax-Exempt Fund  Fidelity School Street Trust
Fidelity Destiny Portfolios     Fidelity Securities Fund
Fidelity Deutsche Mark          Fidelity Select Portfolios
Performance                     Fidelity Sterling Performance
  Portfolio, L.P.               Portfolio, L.P.
Fidelity Devonshire Trust       Fidelity Summer Street Trust
Fidelity Exchange Fund          Fidelity Trend Fund
Fidelity Financial Trust        Fidelity U.S.
Fidelity Fixed-Income Trust     Investments-Bond Fund, L.P.
                                Fidelity U.S.
                                Investments-Government
                                Securities
                                   Fund, L.P.
                                Fidelity Union Street Trust
                                Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.

 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates